                               December 31, 1999

                       Semi-Annual Report to Shareholders
                                       of
                               [FIRST FUNDS LOGO]

                       Discipline, Consistency, Patience(R)

                                   [PHOTO]

                             [FIRST TENNESSEE LOGO]

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholder:

The last six months of the 20th Century was marked by economic prosperity, electronic commerce taking center stage on the Internet, the anticipation of Y2K and rising interest rates. It now appears that the U.S. economy is in its longest period of expansion ever. Such growth enabled the stock market to regularly set record level highs.

First Funds too has experienced prosperity with the Growth & Income Portfolio reaching a $1 billion milestone in November. Its 600% increase in assets under management in four years can be attributed to the Discipline, Consistency, Patience(R) exhibited by Edward Goldstein's and David Thompson's portfolio management strategy. Discover in the following pages how they assess the equity market over the past six months and what they anticipate for the months ahead.

We encourage you to learn about the other portfolio managers and what has taken place within those portfolios and their respective markets. The report also includes performance graphs and portfolio details such as sector allocations. Following that section are the financial statements of each Portfolio including the list of each investment holding. And the final section contains the accompanying notes to the financial statements.

Through www.firstfunds.com, First Funds continues to support our current shareholders and our prospective shareholders by providing daily prices, performance, portfolio management commentaries, and more. Also feel free to call us at 1-800-442-1941, option 1 for your portfolio questions and literature requests.

First Funds accepts the job of managing your investment dollars with pride and we thank you for your current investment and additional ones in the future.

                                   ---------------------------------------------
                                   FIRST FUNDS
Sincerely,
                                   o    Are NOT insured by the FDIC or
/s/ RICHARD RANTZOW                     any other governmental agency.

Richard C. Rantzow                 o    Are NOT bank deposits or other
President                               obligations of or guaranteed by
                                        First Tennessee Bank National
                                        Association or any of its affiliates.

                                   o    Involve investment risks,
                                        including the possible loss of the
                                        principal amount invested.
                                   ---------------------------------------------

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

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FIRST FUNDS GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------


                    GROWTH & INCOME PORTFOLIO MANAGERS
                    EDWARD GOLDSTEIN AND DAVID THOMPSON, CFA

[PHOTO] Mr. Goldstein is Executive Vice President of Memphis, Tennessee-based Highland Capital Management Corp., sub-adviser to the Portfolio. A 1971 graduate of Boston University, he went on to receive his MBA from Columbia University in 1976. Joining Goldman, Sachs & Company in New York in 1976, he became a vice president in the international department with responsibility for Japan, the Middle East and Latin America. Mr. Goldstein joined Highland Capital in 1989, and has been Portfolio Manager for the Portfolio since 1994.

                    Mr. Thompson is Senior Vice President with Highland Capital Management Corp. and is a Chartered Financial Analyst. After graduating from the University of Mississippi in 1981, he worked as an analyst for Gulf Oil for three years, then went on to receive his MBA from the University of North Carolina in 1986. With nine years of experience managing both individual and institutional investment portfolios at major regional banks, Mr. Thompson joined Highland Capital's equity team in 1995.

--------------------------------------------------------------------------------
SIX MONTHS IN REVIEW

Market Review

The six months ended December 31, 1999 once again demonstrated the volatility that stock market investors may endure. Fortunately, many investors were pleased with the end results. During the third quarter of 1999 the S&P 500 lost 6.25% which was the result of rising interest rates and recurring concerns about inflation. Crude oil, a component of inflation measures, essentially doubled from its early year lows.

The stock market's performance in the fourth quarter of 1999 was very strong. While many investors had worried about the implications of Y2K on the financial markets earlier in the year, the fourth quarter turned into an upside surprise. The S&P gained 14.9% in the quarter, despite the fact that the Fed raised interest rates. The economy was robust with a Gross Domestic Product growth rate of 4.3%, yet inflation remained in check. The lack of inflationary pressure continued to surprise analysts considering the length of this economic expansion, and the fact that unemployment at 4.1% was the lowest level in 29 years.


COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS I) AND THE S&P 500.

                                    [GRAPH]

Please note: Class I inception is August 2, 1993. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.*

ii   ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS II) AND THE S&P 500.

                                    [GRAPH]

Please Note: Class II inception is December 20, 1995. Class II is subject to a maximum initial front-end sales load of 5.75% and $9,425 is the net initial investment after the sales load is deducted. Past performance is not predictive of future results.*

PORTFOLIO UPDATE

The Portfolio remains overweighted in the financial, health care, and telecommunication sectors, while being underweighted in capital goods, basic industries, technology, and utilities. The financial sector did not perform well in the fourth quarter of 1999 due to the rising interest rate environment. However, the fundamental earnings outlooks for the stocks that we own within the financial sector are attractive. Health care stocks also underperformed the market due to concerns of slowing growth rates, the lack of new blockbuster drugs in the pipeline and the potential of political risk regarding health care that usually surface in an election year. Telecommunication stocks generally performed well and the growth outlook continues to be impressive as technology enhances the use of wireless phones.

In aggregate, the Portfolio continues to have a growth rate in earnings per share that well exceeds the expected growth rate of the S&P 500, yet the Portfolio has a price earnings multiple that is at a discount to the market. Superior growth at a discount price is a combination that we feel bodes well for our long term performance.

CURRENT STRATEGY AND OUTLOOK

Due to the recent increase in interest rates and the expectations that the Federal Reserve will again raise rates in early February, we would not be surprised to see a volatile stock market in the first half of 2000. The market has generally shrugged off the past three rate hikes and subsequent increases may not be so easily disregarded. On the inflationary front we continue to expect inflation to be subdued. The recent reports on both the consumer and producer price indexes indicate that inflation remains in check. However, we are past the point of the lowest inflation levels that occurred in 1998 due to global deflation resulting from weak economies in Asia and the Pacific Rim.

--------------------------------------------------------------------------------
[GROWTH & INCOME PORTFOLIO
INVESTMENT PROFILE AS OF DECEMBER 31, 1999

                                   [PIE CHART]

SHORT-TERM INVESTMENTS    1.4%
TELECOMMUNICATIONS       15.4%
CAPITAL GOODS             3.8%
CONSUMER CYCLICALS        7.7%
CONSUMER STAPLES         11.9%
ENERGY                    6.5%
FINANCE & INSURANCE      20.7%
HEALTH CARE              16.7%
TECHNOLOGY               15.9%

--------------------------------------------------------------------------------


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

--------------------------------------------------------------------------------
FIRST FUNDS GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS III) AND THE S&P 500.

                                    [GRAPH]

Please note: Class III inception is December 9, 1993. Past performance is not predictive of future results.*

The economy should continue to grow at a rate greater than 3% and we foresee that economic growth may slow in the second half of 2000 as the effect of higher interest rates finally begins to take hold. With the economy remaining strong and inflation low, corporate profits should grow at a high single digit rate in 2000.

On the heels of five consecutive years of 20% gains in stocks, we would not expect that scenario to be repeated in 2000. The market should revert back to more normal returns in the 10% range. We will continue to keep the Portfolio positioned much as it has been for the past three years, with overweightings in financial, health care, and telecommunication stocks. The fundamentals of these groups continue to be favorable, and while financial stocks have suffered in the face of rising rates, we would expect them to perform better in the second half of 2000 as rate pressures subside.

Although some companies, such as emerging technologies have been attractive to investors despite having little or no earning power we believe the fundamentals of stocks will ultimately determine their performance. Investing in companies with solid fundamentals that sell at attractive valuations continues to be our focus.


GROWTH & INCOME PORTFOLIO

                 CUMULATIVE          AVERAGE ANNUAL
                TOTAL RETURN*         TOTAL RETURN*
                  SINCE                              SINCE
                INCEPTION    1 YEAR     5 YEAR     INCEPTION
                ---------    ------     ------     ---------
CLASS I          276.73%     22.45%      27.24%      22.96%

CLASS II         251.03%     15.06%      25.45%      21.62%

CLASS III        251.64%     21.13%      25.87%      21.65%

CLASS IV         251.15%     15.96%      25.68%      21.62%

S&P 500          274.94%     21.05%      23.56%      22.87%


*Total Returns are for the period ended 12/31/1999 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect, and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Portfolio inception date is 8/2/1993. On 12/9/1993, the Portfolio commenced sales of Class III shares, which include a higher transfer agency fee, a .75% distribution fee and a .25% shareholder services fee. Performance information prior to 12/9/1993 for Class III shares is based on the performance of Class I shares and does not reflect the effects of these fees, which, if included, would lower Class III performance. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first year after purchase. Without this load, the figures quoted would have been 20.13% for 1 Year. The Portfolio commenced sales of Class II shares on 12/20/1995, which include a higher transfer agency fee and a .25% shareholder services fee. Class II performance shown is based on a maximum 5.75% initial sales charge. Performance information for Class II shares prior to their inception date is based on the performance of Class I shares and does not reflect the effects of these fees which, if included, would lower Class II performance. The Portfolio commenced sales of Class IV shares on 8/3/1999. These shares include a higher transfer agency fee and a 1.00% distribution fee. Performance information for Class IV shares prior to their inception reflect applicable Class III and Class I performance data. Class IV performance shown is based on a maximum 5.00% CDSC. Class IV shares of the Portfolio are subject to a 5.00% CDSC which declines to 0.00% for shares held up to six years. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

iv   ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                    CAPITAL APPRECIATION PORTFOLIO MANAGEMENT TEAM

[PHOTO] Curt D. McLeod is Vice President for IAI and joined the company in 1997. Previously, he worked as a portfolio manager for 11 years with Piper Jaffray Companies. Mr. McLeod is a Chartered Financial Analyst and has a Bachelor of Arts in Finance from the University of St. Thomas.

                    Scott Billeadeau is Vice President for IAI and joined the company in 1999. Prior to joining IAI he was a Senior Portfolio Manager for Tradestreet Investment Associates, Inc. Mr. Billeadeau is a Chartered Financial Analyst and has an Economics Degree from Princeton University.

Robert E. Scott is Vice President for IAI and joined the company in 1994. Previously Mr. Scott was a Research Specialist for the American Embassy in Tokyo, Japan. He is a Chartered Financial Analyst and graduated from Harvard University.

Robert J. Mlnarik is Vice President for IAI. He joined the company in 1996 and prior to that was a Major in the United States Marine Corps. Mr. Mlnarik graduated from the University of Michigan with a Bachelor of Science Degree.


--------------------------------------------------------------------------------
SIX MONTHS IN REVIEW

MARKET REVIEW

The stock market sold off last summer due to concerns over higher interest rates. The Federal Reserve raised short-term interest rates twice during the summer and then once again in November. The stock market shrugged off the rate increases with a sharp rally, ending 1999 at record heights. Prompting the market upswing were reports of strong economic growth, continued consumer spending, and healthy corporate profit growth. The domestic economy grew at a revised 5.5% annual rate in the third quarter of last year and fourth quarter growth continued at a stronger than expected pace. Consumer spending, which makes up roughly two-thirds of GDP, remained strong as Americans exuded confidence due to low unemployment and bright job prospects.

The continuing strong economic growth has given investors the confidence to broaden their investment horizons into small company stocks. Over the last six months, small cap stocks have outperformed large cap


COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS I) AND THE RUSSELL 2500 GROWTH INDEX.

                                    [GRAPH]

Please note: Class I inception is September 2, 1997. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.*


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

--------------------------------------------------------------------------------
FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS II) AND THE RUSSELL 2500 GROWTH INDEX.

                                    [GRAPH]

Please note: Class II inception is October 2, 1997. Class II is subject to a maximum initial front-end sales load of 5.75% and $9,425 is the net initial investment after the sales load is deducted. Past performance is not predictive of future results.*


stocks. This recent trend is a reversal of the large cap market leadership that has been in place for the last few years. In fact, this was the first year in the last five in which small stocks outperformed large stocks. The other market factor benefiting the Portfolio was the fact that investors favored growth stocks over value stocks. Investors have focused their attention on those companies that will deliver rapid earnings growth over the next few years.

PORTFOLIO UPDATE

The market's rally was led by the technology and communications services sectors. Technology companies reported very strong earnings and investors reacted favorably with the belief that business investment in technology will continue. The best performers were beneficiaries of the Internet and the movement to rapidly deploy faster communications networks. Within the Portfolio, technology stocks rose over 40% as a group with a handful of the holdings doubling in the last six months. Leading the way in the technology area were DSET Corp., Remec Inc., Sawtek Inc., Mercury Computer Systems Inc., and Tollgrade Communications Inc. Another bright spot in the Portfolio was the capital goods sector with a gain of over 80%. DII Group Inc. and Three-Five Systems Inc. were the outstanding performers in that area.

Due to the higher interest rate environment, the financial sector was the only group to post negative results over the last six months within the small cap market. Financial stocks have historically been a small percentage of the Portfolio. The two areas within the Portfolio that did detract significantly from performance were the basic materials and consumer services sectors. A handful of stocks in those two sectors including Flanders, Strayer Education, Papa Johns International, and Advantage Learning Systems posted negative results due to earnings shortfalls.

Transaction activity within the Portfolio was higher than normal as many new stocks were added and

--------------------------------------------------------------------------------
CAPITAL APPRECIATION PORTFOLIO
INVESTMENT PROFILE AS OF DECEMBER 31, 1999

                                  [PIE CHART]

SHORT-TERM INVESTMENTS    3.7%
BUSINESS SERVICES         7.6%
CAPITAL GOODS             9.3%
CONSUMER CYCLICALS        6.5%
CONSUMER NON-DURABLES     0.5%
CONSUMER SERVICES         3.0%
CONSUMER STAPLES          3.6%
ENERGY                    2.3%
FINANCIAL                 3.7%
HEALTH CARE               6.7%
MULTI-INDUSTRY            1.0%
RETAIL                    4.1%
TECHNOLOGY               45.0%
TRANSPORTATION            1.0%

--------------------------------------------------------------------------------


vi   ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS III) AND THE RUSSELL 2500 GROWTH INDEX.

                                     [GRAPH]

Please note: Class III inception is October 2, 1997. Past performance is not predictive of future results.*


disappointing stocks were sold. As a result of the activity, the long term growth rate of the Portfolio has been upgraded, rising to almost 27% from about 20% four months ago. It is a high quality portfolio of companies with stronger profitability (as measured by ROE and ROA) than that of the benchmark. And, all of this priced at a large valuation discount to the index (as indicated by P/E).

CURRENT STRATEGY AND OUTLOOK

The sharp market rise over the last few months suggests near term caution. Anecdotal evidence suggests inflation pressures are mounting although it has yet to appear in the official statistics. The Federal Reserve is also poised to raise short-term interest rates which usually stalls the market. Longer term, however, small cap stocks remain attractive. The Portfolio holds well managed companies that are demonstrating higher and accelerating growth prospects and the valuations are still attractive relative to the large cap market. The Portfolio has performed well in the recent past and we expect to continue to deliver strong results to shareholders.


CAPITAL APPRECIATION PORTFOLIO

                    CUMULATIVE          AVERAGE ANNUAL
                   TOTAL RETURN*         TOTAL RETURN*
                       SINCE                        SINCE
                     INCEPTION      1 YEAR        INCEPTION
                     ---------      ------        ---------
CLASS I               28.56%        27.83%          11.39%

CLASS II              14.49%        20.06%           6.21%

CLASS III             19.05%        25.29%           8.07%

CLASS IV              16.70%        21.98%           7.12%

RUSSELL 2500          47.90%        55.50%          47.90%
GROWTH INDEX



*Total Returns are for the period ended 12/31/1999 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Class I inception date is 9/2/1997. The Portfolio commenced sales of Class II shares on 10/2/1997. These shares include a higher transfer agency fee and a .25% shareholder services fee. Class II performance shown is based on a maximum 5.75% initial sales charge. On 10/2/1997, the Portfolio commenced sales of Class III shares, which include a higher transfer agency fee, a .75% distribution fee and a .25% shareholder services fee. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first year after purchase. Without this load, the figures quoted would have been 26.29% for 1 Year. The Portfolio commenced sales of Class IV shares on 8/3/1999. These shares include a higher transfer agency and a 1.00% distribution fee. Class IV shares of Capital Appreciation prior to their inception reflect applicable Class III performance data. Class IV performance shown is based on a maximum 5.00% CDSC. Class IV shares of the Portfolio are subject to a 5.00% CDSC which declines to 0.00% for shares held up to six years. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.


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

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FIRST FUNDS BOND PORTFOLIO
--------------------------------------------------------------------------------


                    BOND PORTFOLIO MANAGERS
                    JAMES TURNER AND STEVEN WISHNIA


[PHOTO] Mr. Turner is Senior Vice President with Highland Capital Management Corp., the sub-adviser to the Portfolio. A 1959 Graduate of the U.S. Military Academy, he received a master's of science degree from Stanford University in 1964. Mr. Turner was a vice president in the Trust Investment Department of FirsTier Bank, N.A. in Omaha, Nebraska from 1979 through 1986. In 1986 he joined First Tennessee Investment Management, and was part of that group's merger with Highland Capital in 1994. He has managed/co-managed the Portfolio since 1993.

                    Mr. Wishnia is President of Highland Capital Management Corp. A 1972 graduate of Pace University, Mr. Wishnia was Treasurer of S.G. Securities, a closed-end mutual fund in Boston, MA from 1973 to 1975, prior to joining Highland Investment Corporation, the predecessor firm to Highland Capital. Mr. Wishnia was a co-founder of Highland Capital in 1987; he has co-managed the Portfolio since 1994.


--------------------------------------------------------------------------------
SIX MONTHS IN REVIEW

MARKET REVIEW

The bond market continued its weak trend into the second half of 1999 capping off a difficult year. Yields rose for virtually all maturities. For example, rates on 2, 10, and 30 year Treasuries rose .71%, .65%, and .51%, respectively, for the last 6 months of the Century.

Rates rose for several reasons. First, labor markets grew tighter as the unemployment rate hit a historically low level of 4.1%. As a result, the market became increasingly concerned that workers might succeed in bidding up the price of their wages.

Second, domestic growth remained strong while foreign economies continued to recover which put upward pressure on some commodity prices. Third, OPEC maintained its constraint on oil exports, causing prices to reach their highest levels since the Gulf War. All of these factors suggested that unacceptably higher inflation might be just ahead and warranted higher yields to compensate for the risk. Echoing this concern, the Federal Reserve raised short-term rates twice since July 1, 1999, and 0.25% each time.


COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

                                     [GRAPH]


Please note: Class I inception is August 2, 1993. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.*

viii ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS BOND PORTFOLIO
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.


                                     [GRAPH]

Please note: Class II inception is December 20, 1995. Class II is subject to a maximum front-end initial sales load of 3.75% and $9,625 is the net initial investment after the sales load is deducted. Past performance is not predictive of future results.*

PORTFOLIO UPDATE

There were only modest changes in asset classes during the last six months within the Portfolio. Government and corporate bonds decreased by a combined total of 3.0%. Cash increased by the same amount, a reflection of the somewhat cautious stance we took.

Mortgage-backed securities performed the best with a return of 1.32% for the period. Benefiting this fixed income category is the inherently shorter maturity structure and the tendency to outperform in a rising interest rate environment.

Corporate and government securities returned 0.32% and 0.04%, respectively. Only disappointing earnings news that stemmed from merger and acquisition activity minimized the potential for greater returns. Intermediate maturities performed best for corporate and government securities with long maturities doing the worst. Fortunately, the Portfolio was underweighted in long maturities of both sectors.

As far as structure over the past six months, the Portfolio's average maturity and duration decreased from 8.6 to 8.2 years and 5.4 to 5.1 years, respectively. Average credit quality remained unchanged at A+.

CURRENT STRATEGY AND OUTLOOK

Many bond investors remain concerned about the prospects for inflation due to strength in the global economy, the shrinking labor pool and an oil-led rise in commodity prices. Even though these factors have been a source of worry for some time, inflation has remained quite subdued. Overall inflation in 1999 was only 2.7%. Without the impact of oil, inflation was up just 1.9%, the lowest level in 34 years.

Counteracting inflationary pressures have been ample global capacity and competition, the internet phenomena and continued improvements in worker productivity. Nevertheless, many investors question whether these factors will be able to mitigate inflationary forces going forward.


--------------------------------------------------------------------------------
BOND PORTFOLIO
INVESTMENT PROFILE AS OF DECEMBER 31, 1999

                                  [PIE CHART]

MONEY MARKET MUTUAL FUNDS                3.5%
CORPORATE BONDS                         63.3%
U.S. GOVERNMENT & AGENCY OBLIGATIONS    32.4%
MORTGAGE-BACKED OBLIGATIONS              0.8%

--------------------------------------------------------------------------------


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


--------------------------------------------------------------------------------
FIRST FUNDS BOND PORTFOLIO
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS III) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

                                    [GRAPH]

Please note: Class III inception is December 2, 1993. Past performance is not predictive of future results.*


Since many investors suspect that inflation could rise in the months ahead, sentiment in the bond market is negative. Meanwhile, the Portfolio is maintaining a moderately defensive stance in anticipation of somewhat higher interest rates. Corporate bonds remain overweighted because yields are reasonably generous. And, with rates having risen recently, corporations may be reluctant to issue new bonds because of the higher costs of financing. This constraint on supply should benefit existing corporate bonds.




BOND PORTFOLIO

                  CUMULATIVE         AVERAGE ANNUAL
                 TOTAL RETURN*        TOTAL RETURN*
                    SINCE                             SINCE
                  INCEPTION    1 YEAR    5 YEAR     INCEPTION
                  ---------    ------    ------     ---------
CLASS I            39.80%      (2.61)%     7.13%      5.36%

CLASS II           32.60%      (6.42)%     6.00%      4.50%

CLASS III          30.29%      (4.18)%     5.98%      4.21%

LEHMAN BROS.       42.48%      (2.16)%     7.61%      5.67%
GOV'T/CORP.
BOND INDEX

*Total Returns are for the period ended 12/31/1999 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Portfolio inception date is 8/2/1993. On 12/2/1993, the Portfolio commenced sales of Class III shares, which include a higher transfer agency fee, a .50% distribution fee and a .25% shareholder services fee. Performance information prior to 12/2/1993 for Class III is based on the performance of Class I shares and does not reflect the effects of these fees, which, if included, would lower Class III performance. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first year after purchase. Without this load, the figures quoted would have been (3.21)% for 1 Year. The Portfolio commenced sales of Class II shares on 12/20/1995. These shares include a higher transfer agency fee and a .25% shareholder services fee. Class II performance shown is based on a maximum 3.75% initial sales charge. Performance information for Class II shares prior to their inception date is based on the performance of Class I shares and does not reflect the effects of these fees which, if included, would lower Class II performance. Past performance is not predictive of future results.

x    ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------


                    INTERMEDIATE BOND PORTFOLIO MANAGERS
                    RALPH W. HERBERT AND TED L. FLICKINGER, JR.

[PHOTO] Mr. Herbert is Vice President for Martin & Company, the sub-adviser to the Portfolio. He is a graduate of the University of Tennessee and in 1979 he began his career with First American Bank. In 1987 he joined Culver Securities as a municipal debt underwriter and two years later became portfolio manager for Valley Fidelity Bank. That bank merged with First Tennessee Bank in 1991. Mr. Herbert joined Martin & Company in 1998 when the firm became a subsidiary of First Tennessee National Corporation.

                    Mr. Flickinger is Executive Vice President for Martin & Company and is a Chartered Financial Analyst. Prior to joining the firm in 1990, he was an assistant manager of the investment department of Home Federal Bank of Tennessee for six years. His 21-year career includes management positions in the investment departments of The Park National Bank and Fidelity Federal Savings and Loan of Knoxville.


--------------------------------------------------------------------------------
SIX MONTHS IN REVIEW

MARKET REVIEW

The bond market was negatively impacted over the past six months as the Federal Reserve raised interest rates three times (including the rate increase on June 31, 1999) from 4.75% to 5.50%. The 10-year Treasury note rose from 5.78% to 6.44% over this same period of time. Treasury securities performed the worst and corporate and agency issues that had under-performed treasuries for the third quarter, outperformed treasuries the last three months of 1999. Even with strong relative performance in the fourth quarter, corporate bonds remain 1999's worst performing sector.

Spreads between Treasury bonds and other fixed income sectors widened in the early part of the third quarter but narrowed by the end of the fourth quarter. Credit spreads remain relatively wide compared to historical spread data and we would expect that this relationship would improve, especially given the passing of Y2K concerns.


COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX.

                                    [GRAPH]

Please note: Class I inception is March 2, 1998. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.*

---------------------------------------------------------------------------   xi

--------------------------------------------------------------------------------
FIRST FUNDS INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX.

                                    [GRAPH]

Please note: Class II inception is March 9, 1998. Class II is subject to a maximum initial front-end sales load of 2.50% and $9,750 is the net initial investment after the sales load is deducted. Past performance is not predictive of future results.*


Agency yields have approached 7% for 10-year issues which represents a spread of almost 60 basis points to the benchmark 10-year Treasury. Spreads between Agency bonds and Treasury securities averaged between 30-40 basis points just a few years ago when rates were in much the same range as they are now.

The current economic expansion is the longest in U.S. history and has had to survive wars, monetary crises, and the liquidity crisis. The unemployment rate remains near all-time lows and consumer spending remained robust throughout the third and fourth quarter. This continued economic strength, the increase in price per barrel of oil and the expanding current account deficit has heightened the Federal Reserve's inflationary concerns. The Fed may continue its recent tightening initiative by increasing interest rates again in the near future.

PORTFOLIO UPDATE

The Portfolio maintained a slightly longer duration (3.7 years) than normal throughout the third quarter. Even with the slight contraction in relative spreads, agency and corporate bonds offered an attractive value based on historical returns. During the fourth quarter we maintained our targeted duration as real returns continued to improve as bond yields rose.

The higher spreads on agency and corporate issues made these sectors more attractive than Treasuries. Throughout the past two quarters, Treasury to agency swaps were used to extend the duration of the Portfolio. The Portfolio is over-weighted in the 7 to 10-year sectors versus the Lehman Brothers Intermediate Government / Corporate Bond Index. We also sold some of our lowest rated credits with the belief that if interest rates continued to rise, that these corporate bonds could be hurt more than the higher-rated bonds within the Portfolio.


--------------------------------------------------------------------------------
INTERMEDIATE BOND PORTFOLIO
INVESTMENT PROFILE AS OF DECEMBER 31, 1999

                                  [PIE CHART]

MONEY MARKET MUTUAL FUNDS                3.7%
CORPORATE BONDS                         44.7%
U.S. GOVERNMENT & AGENCY OBLIGATIONS    50.8%
MORTGAGE-BACKED OBLIGATIONS              0.8%

--------------------------------------------------------------------------------


xii  ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS III) AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX.

                                    [GRAPH]

Please note: Class III inception is May 19, 1998. Past performance is not predictive of future results.*

CURRENT STRATEGY AND OUTLOOK

We recently increased the duration of the Portfolio from 105% to 110% of the Lehman Brothers Intermediate Government/Corporate Bond Index's duration (3.8 years). This move was justified as real returns had improved to warrant the increase in interest rate risk.

Agency and corporate spreads remain attractive and we continue to overweight those sectors. The spreads relative to treasuries in these sectors remain wide but should contract more as liquidity becomes more available after year-end and Y2K liquidity concerns subside. If this contraction in spreads occurs, it should provide some price performance versus the index. At this time, the Portfolio is positioned to take on more interest rate risk should real returns rise. If interest rates decline, we should capture good price appreciation, as well, without the risk of longer-term bonds.


INTERMEDIATE BOND PORTFOLIO

                    CUMULATIVE          AVERAGE ANNUAL
                   TOTAL RETURN*         TOTAL RETURN*
                       SINCE                         SINCE
                     INCEPTION       1 YEAR        INCEPTION
                     ---------       ------        ---------
CLASS I               6.79%          0.25%           3.65%
CLASS II              3.55%         (2.54)%          1.94%
CLASS III             4.11%         (1.58)%          2.52%
LEHMAN BROS.          7.52%          0.39%           4.03%
INTERMEDIATE
GOV'T/CORP.
BOND INDEX

*Total Returns are for the period ended 12/31/1999 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Class I inception date is 3/2/1998. The Portfolio commenced sales of Class II shares on 3/9/1998. These shares include a higher transfer agency fee and a .25% shareholder services fee. Class II performance shown is based on a maximum 2.50% initial sales charge. On 5/19/1998, the Portfolio commenced sales of Class III shares, which include a higher transfer agency fee, a .50% distribution fee and a .25% shareholder services fee. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first year after purchase. Without this load, the figures quoted would have been (0.59)% for 1 Year. Past performance is not predictive of future results.

--------------------------------------------------------------------------- xiii

--------------------------------------------------------------------------------
FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------

                    TENNESSEE TAX-FREE PORTFOLIO MANAGERS
                    RALPH W. HERBERT AND TED L. FLICKINGER, JR.

[PHOTO] Mr. Herbert is Vice President for Martin & Company, the sub-adviser to the Portfolio. He is a graduate of the University of Tennessee and in 1979 he began his career with First American Bank. In 1987 he joined Culver Securities as a municipal debt underwriter and two years later became portfolio manager for Valley Fidelity Bank. That bank merged with First Tennessee Bank in 1991. Mr. Herbert joined Martin & Company in 1998 when the firm became a subsidiary of First Tennessee National Corporation.

                    Mr. Flickinger is Executive Vice President for Martin & Company and is a Chartered Financial Analyst. Prior to joining the firm in 1990, he was an assistant manager of the investment department of Home Federal Bank of Tennessee for six years. His 21-year career includes management positions in the investment departments of The Park National Bank and Fidelity Federal Savings and Loan of Knoxville.


--------------------------------------------------------------------------------
SIX MONTHS IN REVIEW

MARKET REVIEW

The fixed income markets fell victim to rising rates for much of the past six months. The Federal Reserve Bank raised its Fed Funds rate three times (including the rate increase on June 30, 1999) from 4.75% to 5.50%. The 30-year Treasury bond finished the year losing 14.9% on a total return basis. Long municipal bonds did not suffer quite as badly as Treasuries, but were down 6.7%. The municipal curve recorded much the same distribution of returns as most other fixed income instruments but not to as great an extent. Over the past six months, municipal bonds under ten years performed relatively well. The First Funds Tennessee Tax-Free Portfolio has almost 70% of the Portfolio invested in 10 years or less.

Municipal bonds have been subject to negative factors over the last six months:
1) There was a significant amount of selling pressure on the long end of the


COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

                                    [GRAPH]

Please note: Class I inception is December 15, 1995. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.*


xiv  ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS II) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

[GRAPH]

Please note: Class II inception is December 29, 1995. Class II is subject to a maximum front-end initial sales load of 2.50% and $9,750 is the net initial investment after the sales load is deducted. Past performance is not predictive of future results.*


municipal curve due to tax loss selling in the fourth quarter. Many investors decided to take losses to offset gains recorded elsewhere in their portfolios; and 2) Municipal bonds also fell victim to the de minimus safe harbor or accrued market discount (AMD) rule, which penalizes investors with taxes on any gain realized from purchasing certain discounted municipal bonds. These two effects were especially felt on the long end of the yield curve and on intermediate term bonds issued over the past 6 to 12 months. Once a bond's price falls below the de minimis level, there tends to be a significant penalty for selling that issue. This problem could continue for the foreseeable future until yields begin to decline. Institutional swapping for new issues seems to exacerbate the condition. And 3) Many institutional buyers such as property and casualty insurers have been net sellers of municipal bonds. P&C insurers' earnings have suffered, lessening their need for tax-free income.

The U.S economic expansion, should it continue until early spring, will mark the longest expansion in American history. The stock market had set new highs on a regular basis and the unemployment rate remained near all-time lows as consumer spending was robust throughout the third and fourth quarter. This continued economic strength, the increase in price per barrel of oil and the expanding current account deficit has heightened the Federal Reserve's concern. Keeping all these in balance may require the Fed to continue its recent tightening initiative by increasing interest rates again in the near future.

PORTFOLIO UPDATE

As bond yields rose during the third and fourth quarter, the duration of the Portfolio extended from 5.7 years to 6.0 years. The lengthening was justified as real returns had improved sufficiently enough to warrant the increase in interest rate risk. This was primarily accomplished by buying five to ten year


--------------------------------------------------------------------------------
TENNESSEE TAX-FREE PORTFOLIO
INVESTMENT PROFILE AS OF DECEMBER 31, 1999

                                  [PIE CHART]

MONEY MARKET MUTUAL FUNDS               0.3%
TENNESSEE GENERAL OBLIGATION BONDS     45.9%
TENNESSEE REVENUE BONDS                49.2%
OTHER STATE GENERAL OBLIGATION BONDS    2.4%
OTHER STATE REVENUE BONDS               2.2%

--------------------------------------------------------------------------------


----------------------------------------------------------------------------- xv

--------------------------------------------------------------------------------
FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS III) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

                                    [GRAPH]

Please note: Class III inception is December 15, 1995. Past performance is not predictive of future results.*


bonds and selling shorter bonds. In addition, tax-adjusted rates of return on municipal bonds reached levels that we felt justified going out a little further on the yield curve.

CURRENT STRATEGY AND OUTLOOK

Ten-year municipal bonds continue to exceed historic relative yields versus U.S. Treasury bonds and they offer good value. The Portfolio is positioned to take on more interest rate risk should real returns continue to increase. Given its shorter than average duration the portfolio should withstand higher interest rates and if interest rates decline, the Portfolio is positioned to capture some appreciation in price as well.


TENNESSEE TAX-FREE PORTFOLIO

                  CUMULATIVE           AVERAGE ANNUAL
                 TOTAL RETURN*          TOTAL RETURN*
                     SINCE                          SINCE
                   INCEPTION       1 YEAR         INCEPTION
                   ---------       ------         ---------
CLASS I             19.48%         (0.64)%          4.50%
CLASS II            15.59%         (3.26)%          3.68%
CLASS III           18.08%         (2.10)%          4.19%
CLASS IV            16.88%         (4.24)%          3.93%
LEHMAN BROS.        19.84%         (1.71)%          4.63%
10-YEAR
MUNICIPAL
BOND INDEX

*Total Returns are for the period ended 12/31/1999 and reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the Total Return figures would have been lower. Class I inception date is 12/15/1995. On 12/15/1995, the Portfolio also commenced sales of Class III shares, which include a higher transfer agency fee and a .50% distribution fee. On 12/29/1995, the Portfolio commenced sales of Class II shares, which include a higher transfer agency fee and a .10% shareholder services fee. Class II performance shown is based on a maximum 2.50% initial sales charge. Quotation of Class III performance reflects a 1% Deferred Sales Load applied to redemptions made during the first year after purchase. Without this load, the figures quoted would have been (1.11)% for 1 Year. The Portfolio commenced sales of Class IV shares on 8/3/1999. These shares include a higher transfer agency fee and a 0.70% distribution fee. Class IV shares prior to their inception reflect applicable Class III performance data. Class IV performance shown is based on a maximum 3.00% CDSC. Class IV shares of the Tennessee Tax-Free Portfolio are subject to a 3.00% CDSC which declines to 0.00% for shares held up to five years. Past performance is not predictive of future results.

xvi  ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------


DEFINITION OF COMMON TERMS

BOND RATINGS

         The quality of bonds can, to some degree, be determined from the ratings of the two most prominent rating services: Moody's and Standard & Poor's. The ratings are used by the government and industry regulatory agencies, the investing public, and portfolio managers as a guide to the relative security and value of each bond. The ratings are not used as an absolute factor in determining the strength of the pledge securing a particular issue. However, since Moody's and Standard & Poor's rate bonds on a fee basis, some issuers choose not to be rated. Many non-rated issues are sound investments. The rating symbols of the two services are shown in the accompanying table.


--------------------------------------------------------------------------------

               MOODY'S INVESTORS       STANDARD & POOR'S CORP.
               SERVICES, INC.          (Plus (+) or minus (-))
               -----------------       -----------------------
Prime               Aaa                          AAA
Excellent           Aa                           AA
Good                A                            A
Average             Baa                          BBB
Fair                Ba                           BB
Poor                B                            B
Marginal            Caa                          C

--------------------------------------------------------------------------------


DIVIDEND

         Net income distributed to shareholders generated by securities in a Portfolio. The Bond, Intermediate Bond, Tennessee Tax-Free, and all the Money Market Portfolios pay dividends monthly. The Growth & Income Portfolio pays dividends quarterly and the Capital Appreciation Portfolio pays dividends annually.

GAIN (OR LOSS)

         If a stock or bond appreciates in price, there is an unrealized gain; if it depreciates there is an unrealized loss. A gain or loss is "realized" upon the sale of a security; if a Portfolio's net gains exceed net losses, there may be a capital gain distribution to shareholders. There could also be an ordinary income distribution if the net gain is short term or no distribution if there is a capital loss carryover.

GENERAL OBLIGATION BONDS

         General Obligation Bonds (GOs) are debt-backed by the general taxing power of the issuer. Payment of the obligation may be backed by a specific tax or the issuer's general tax fund. Examples of GOs include sidewalk bonds, sewer bonds and street bonds. These bonds are also known as full faith and credit bonds because the debt is a general obligation of the issuer.

INSURED BONDS

         Insured Bonds refer to municipal obligations which are covered by an insurance policy issued by independent insurance companies. The policies insure the payment of principal and/or interest of the issuer. Examples of such companies are MBIA (Municipal Bond Investors Assurance Corporation), and AMBAC (American Municipal Bond Assurance Corporation).

NET ASSET VALUE (NAV)

         NAV is the total value of all securities and other assets held by a portfolio, minus liabilities, divided by the number of shares outstanding. It is the value of a single share of a mutual fund on a given day. The total value of your investment would be the NAV multiplied by the number of shares you own. NAV generally fluctuates daily for all the First Funds Portfolios except the Money Market Portfolios, which seek to maintain a stable $1.00 per share NAV.

REVENUE BONDS

         Revenue Bonds are issued to provide capital for the construction of a revenue-producing facility. The interest and principal payments are backed to the extent that the facility produces revenue to pay. Examples of revenue bonds include toll bridges, roads, parking lots and ports. The municipality is not obligated to cover debt payments on revenue bonds in default.


--------------------------------------------------------------------------- xvii

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEFINITION OF COMMON TERMS (continued)

SEC YIELD

         The SEC Yield was mandated by the Securities and Exchange Commission in 1988 as a standardized yield calculation intended to put performance presentations for all bond and money market funds on a level playing field. The SEC yield does not take into account income derived from capital gains, option writing, futures, or return of capital. The formula also adjusts the income from premium or discounted bonds to reflect the amortization of that bond.

TOTAL RETURN

         Total return measures a Portfolio's performance over a stated period of time, taking into account the combination of dividends paid and the gain or loss in the value of the securities held in the Portfolio. It may be expressed on an average annual basis or a cumulative basis (total change over a given period).

DEFINITION OF INDICES

STANDARD & POOR'S 500 is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely-held common stocks. It is an unmanaged index.

LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities over one year.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities of up to ten years.

LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, an unmanaged index, is a broad measure of shorter-term municipal bond performance and includes reinvestment of dividends and capital gains.

RUSSELL 2500 INDEX, an unmanaged index, measures performance of the 2,500 smallest companies in the Russell 3000 Index which represents approximately 23% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization was approximately $659 million; the median market capitalization was approximately $438 million. The largest company in the index had an approximate market capitalization of $2.6 billion.

The Russell 2500 Index is broken down further into a growth component and a value component. The Capital Appreciation Portfolio uses the Russell 2500 Growth Index as a benchmark.

THE RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

xviii --------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999 (Unaudited)
(Showing Percentage of Total Value of Investments)
                                                   Value
                                       Shares     (Note 1)
                                       ------     --------
COMMON STOCKS - 98.6%
CAPITAL GOODS - 3.8%
General Electric Co.                   243,900  $ 37,743,525
                                                ------------


CONSUMER CYCLICALS - 7.7%
Federated Department Stores, Inc.*     451,200    22,813,800
Interpublic Group of Companies, Inc.   927,300    53,493,619
                                                ------------

TOTAL CONSUMER CYCLICALS                          76,307,419
                                                ------------
CONSUMER STAPLES - 11.9%
Belo (A.H.) Corp., Class A             869,000    17,011,375
Pepsico, Inc.                          854,300    30,114,075
Kimberly Clark Corp.                   435,000    28,383,750
Sysco Corp.*                         1,097,400    43,415,887
                                                ------------
TOTAL CONSUMER STAPLES                           118,925,087
                                                ------------

ENERGY - 6.5%
Coastal Corp.                          855,050    30,300,834
Repsol S.A. ADR                        486,651    11,314,636
Texaco, Inc.*                          435,100    23,631,369
                                                ------------
TOTAL ENERGY                                      65,246,839
                                                ------------
FINANCE & INSURANCE - 20.7%
American International Group, Inc.     337,780    36,522,462
Chase Manhattan Corp.                  478,050    37,138,509
Federal Home Loan Mortgage Corp.       526,400    24,773,700
Federal National Mortgage Assn.        174,300    10,882,856
FleetBoston Financial Corp.            819,131    28,515,998
Unumprovident Corp.*                   305,700     9,801,506
Wells Fargo & Co.*                   1,003,900    40,595,206
XL Capital Ltd., Class A               356,000    18,467,500
                                                ------------
TOTAL FINANCE & INSURANCE                        206,697,737
                                                ------------
HEALTH CARE - 16.7%
Abbott Laboratories                    600,800    21,816,550
Alza Corp.*                            230,000     7,963,750
American Home Products Corp.           442,450    17,449,122
Elan Corp., plc ADR*                 1,041,650    30,728,675
Guidant Corp.*                         381,400    17,925,800
Medtronic, Inc.                        703,950    25,650,178
Merck & Co., Inc.                      280,200    18,790,912
Schering-Plough Corp.                  611,200    25,785,000
                                                ------------
TOTAL HEALTH CARE                                166,109,987
                                                ------------

TECHNOLOGY - 15.9%
Electronic Data Systems Corp.          671,900    44,975,306
EMC Corp.*                             486,400    53,139,200
Equifax Inc.                           494,700    11,656,369
Motorola, Inc.                         327,750  $ 48,261,188
                                                ------------

TOTAL TECHNOLOGY                                 158,032,063
                                                ------------
                                                     Value
                                       Shares       (Note 1)

TELECOMMUNICATIONS - 15.4%
GTE Corp.                              519,375  $ 36,648,398
MCI WorldCom, Inc.*                    611,143    32,390,605
Sprint Corp.                           583,400    39,270,113
Vodafone Airtouch plc ADR*             903,125    44,704,688
                                               -------------

TOTAL TELECOMMUNICATIONS                         153,013,804
                                               -------------
TOTAL COMMON STOCKS
 (Cost $605,596,068)                             982,076,461
                                               -------------
SHORT-TERM INVESTMENTS - 1.4%
MONEY MARKET MUTUAL FUNDS - 1.4%
SSGA Prime Money Market Fund         7,075,462     7,075,462
SSGA U.S. Treasury Money Market Fund 7,075,462     7,075,462
                                               -------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $14,150,924)                              14,150,924
                                               -------------
TOTAL INVESTMENTS - 100%
 (Cost $619,746,992)                           $ 996,227,385
                                               =============
*Non-income producing security
ADR - American Depository Receipt

INCOME TAX INFORMATION:

At December 31, 1999, the net unrealized appreciation based on cost for income tax purposes of $619,746,992 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                         $ 398,661,628

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                           (22,181,235)
                                               -------------
Net unrealized appreciation                    $ 376,480,393
                                               =============
OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 1999 aggregated
$111,329,165 and $78,046,223, respectively.



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999 (Unaudited)
(Showing Percentage of Total Value of Investments)

                                                   Value
                                       Shares     (Note 1)
                                       ------     --------
COMMON STOCKS - 96.3%
BUSINESS SERVICES - 7.6%
Advance Paradiam, Inc.*                  9,700 $   208,550
AMDOCS Limited                          19,960     688,620
Diamond Technology Partner, Inc.*        3,300     284,213
Infocure Corp.*                         20,300     633,106
ISSGroup, Inc.*                         13,100     930,100
National Computer Systems, Inc.         16,700     626,250
                                               -----------
TOTAL BUSINESS SERVICES                          3,370,839
                                               -----------
CAPITAL GOODS - 9.3%
AstroPower, Inc.*                       13,400     185,925
DII Group Inc.*                         12,500     886,719
JLG Industry, Inc.                      28,400     452,625
Three Five Systems, Inc.*               30,800   1,262,800
Zebra Technologies Corp., Class A*      23,400   1,355,738
                                               -----------
TOTAL CAPITAL GOODS                              4,143,807
                                               -----------
CONSUMER CYCLICALS - 6.5%
Catalina Marketing Corp.*                9,000   1,041,750
Aftermarket Technology Corp.*          153,000   1,826,438
                                               -----------
TOTAL CONSUMER CYCLICALS                         2,868,188
                                               -----------
CONSUMER NON-DURABLES - 0.5%
Advanced LTG Technologies Inc.          35,300     202,975
                                               -----------
CONSUMER SERVICES - 3.0%
Jakks Pac, Inc.*                        47,150     878,169
Papa Johns International, Inc.*         17,300     450,881
                                               -----------
TOTAL CONSUMER SERVICES                          1,329,050
                                                 ---------
CONSUMER STAPLES - 3.6%
Apollo Group, Inc., Class A*            19,700     394,000
Valassis Communications, Inc.*          28,100   1,187,225
                                               -----------
TOTAL CONSUMER STAPLES                           1,581,225
                                               -----------
ENERGY - 2.3%
Petroleum Geo-Services ASA-ADR*         56,900   1,013,531
                                               -----------
FINANCIAL - 3.7%
Radian Group, Inc.                      31,159   1,487,842
Triad Guaranty, Inc.*                    6,600     149,738
                                               -----------
TOTAL FINANCIAL                                  1,637,580
                                               -----------
HEALTH CARE- 8.7%
Eclipse Surgical Technologies*          21,200     156,350
Express Scripts, Inc.*                   5,600     358,400
Maxygen Inc.*                            2,100     149,100
Mentor Corp.                            42,000   1,086,750
Novoste Corp.*                          23,900     397,338
Patterson Dental Co.*                   16,900     718,250
Renal Care Group Inc.*                  42,400     988,450
                                                -----------
TOTAL HEALTH CARE                                 3,854,638
                                                -----------
MULTI-INDUSTRY - 1.0%
Architel Systems Corp.                  12,800   $  171,200
Official Payments Corp.*                 5,300      275,600
                                                -----------
TOTAL MULTI-INDUSTRY                      --        446,800
                                                -----------
RETAIL - 4.1%
Wild Oats Markets, Inc.                 33,450      740,081
99 Cents Only Stores*                   28,600    1,093,950
                                                -----------
TOTAL RETAIL                              --      1,834,031
                                                -----------
TECHNOLOGY - 45.0%
 COMPUTER PERIPHERALS - 12.3%
 Aspect Development, Inc.*              11,100      760,350
 Audio Codes Ltd                         3,700      337,162
 CCC Information Services Group, Inc*   98,400    1,685,100
 Emulex Corp.*                           3,900      440,456
 Great Plains Software, Inc.*           14,500    1,083,875
 Transaction Systems Architects, Inc*   26,400      739,200
 Xircom, Inc.                            5,300      397,500
                                                -----------
 TOTAL COMPUTER PERIPHERALS                       5,443,643
                                                -----------
 COMPUTER SERVICES - 2.7%
 Mastech Corp.*                         48,200    1,192,950
                                                -----------
 ELECTRONIC COMPONENTS - 11.9%
 Anadigics Inc.*                        23,800    1,123,062
 Artesyn Technologies, Inc.              8,900      185,787
 Etec Systems, Inc.*                     8,800      394,900
 Galileo Technology Ltd.*               25,400      611,187
 Lattice Semiconductor Corp.*           16,000      755,000
 Sawtek, Inc.*                          19,900    1,324,594
 Veeco Instruments, Inc.                 5,100      238,425
 Zoran Corp.*                           11,000      613,250
                                                -----------
 TOTAL ELECTRONIC COMPONENTS                      5,246,205
                                                -----------
 TELECOMMUNICATIONS - 18.1%
 Advanced Radio Telecom Corp.*          17,500      416,719
 American Mobile Satellite Corp.*       28,100      591,856
 Antec Corp.*                           11,800      430,700
 Com21, Inc.*                           23,400      523,575
 DSET Corp.*                            31,900    1,192,262
 GRIC Communications, Inc                1,300       32,988
 Mercury Computer Systems, Inc.*        28,800      990,000
 Remec, Inc.*                           57,700    1,467,744
 Tollgrade Communications,Inc.*         44,100    1,515,938
 Zamba Corp.*                           49,500      853,875
                                                -----------
TOTAL TELECOMMUNICATIONS                          8,015,657
                                                -----------
TOTAL TECHNOLOGY                                 19,898,455
                                                -----------
TRANSPORTATION - 1.0%
Atlas Air Inc.*                         15,700      430,769
                                                -----------
TOTAL COMMON STOCKS
  (Cost $32,616,323)                             42,611,888
                                                -----------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1999 (Unaudited)
(Showing Percentage of Total Value of Investments)

SHORT-TERM INVESTMENTS - 3.7%
MONEY MARKET MUTUAL FUNDS - 3.7%
SSGAPrime Money Market Fund            810,251   $    810,251
SSGA U.S. Treasury Money Market Fund   806,534        806,534
                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,616,785)                                 1,616,785
                                                 ------------
TOTAL INVESTMENTS - 100%
  (Cost $35,233,108)                             $ 44,228,673
                                                 ============

*Non-income producing security
ADR - American Depositary Receipt

INCOME TAX INFORMATION:

At December 31, 1999, the net unrealized appreciation based on cost for income tax purposes of $35,517,040 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                   $  10,402,136

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                    (1,690,503)
                                                -------------
Net unrealized appreciation                     $   8,711,633
                                                =============

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 1999 aggregated
$26,562,046 and $25,932,362, respectively.


BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                               Principal     Value
Date        Coupon                 Amount      (Note 1)
----        ------                ---------    --------
U.S GOVERNMENT & AGENCY OBLIGATIONS - 32.4%
U.S. TREASURY BONDS - 15.9%
05/15/16    7.250%                $ 12,120,000  $ 12,669,194
08/15/23    6.250%                  25,120,000    23,691,300
                                                ------------
                                                  36,360,494
                                                ------------
U.S. TREASURY NOTES - 10.7%
05/31/01    6.500%                   2,940,000     2,951,945
02/28/02    6.250%                   1,100,000     1,099,657
08/15/02    6.375%                   2,945,000     2,950,522
10/31/02    5.750%                   1,000,000       985,938
08/15/03    5.750%                   2,750,000     2,692,423
02/15/04    5.875%                   1,915,000     1,883,284
02/15/06    5.625%                   3,930,000     3,760,519
08/15/07    6.125%                   4,450,000     4,337,362
02/15/08    5.500%                   4,185,000     3,920,822
                                                ------------
                                                  24,582,472
                                                ------------
FEDERAL HOME LOAN BANK - 1.4%
11/06/02    6.250%                   2,200,000     2,165,374
11/20/02    6.170%                   1,100,000     1,080,577
                                                ------------

                                                   3,245,951
                                                ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.5%
02/15/01    5.000%                   2,000,000     1,970,004
12/14/01    4.750%                   2,500,000     2,420,865
11/12/02    6.340%                   1,100,000     1,084,024
03/15/09    5.750%                   2,775,000     2,528,380
                                                ------------
                                                   8,003,273
                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.9%
10/11/06    7.150%                   2,000,000    1,948,058
                                                ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $78,067,821)                              74,140,248
                                                ------------
CORPORATE BONDS & NOTES - 63.3%
BANKS - 2.3%
First Chicago Corp.
01/15/03    7.625%                   3,250,000     3,303,732
First Empire Cap Tr I
02/01/27    8.234%                   2,200,000     2,052,402
                                                ------------
TOTAL BANKS                               --       5,356,134
                                                ------------
BROKER/DEALERS - 7.3%
Bear Stearns Co.
08/01/02    6.500%                   3,000,000     2,944,974
Donaldson, Lufkin & Jenrette, Inc.
07/15/03    6.170%                   3,000,000     2,896,698
11/01/05    6.875%                   1,000,000       961,975
02/15/16    5.625%                   2,000,000     1,976,804
Lehman Brothers, Inc.
02/26/01    6.000%                   2,500,000     2,468,908
04/15/03    7.250%                   3,500,000     3,475,581
Merrill Lynch, Inc.
01/15/07    7.000%                   2,125,000     2,056,371
                                                ------------
TOTAL BROKER/DEALERS                              16,781,311
                                                ------------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1999 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                                 Principal      Value
Date        Coupon                   Amount      (Note 1)
----        ------                   ------      --------
CORPORATE BONDS & NOTES (CONTINUED)
CAPITAL GOODS - 11.2%
Arrow Electronics, Inc.
01/15/07    7.000%                $  3,800,000  $  3,644,603
Dover Corp.
11/15/05    6.450%                   3,525,000     3,372,819
Lockheed Martin Corp.
05/15/01    6.850%                   2,250,000     2,226,906
03/15/03    6.750%                   3,500,000     3,402,718
05/15/06    7.250%                   2,300,000     2,195,782
Raytheon Co.
08/15/00    6.300%                   2,500,000     2,492,120
07/15/05    6.500%                   3,800,000     3,571,954
Tyco International Limited
11/01/01    6.500%                   2,700,000     2,677,649
06/15/28    7.000%                   2,300,000     1,989,249
                                                ------------

TOTAL CAPITAL GOODS                               25,573,800
                                                ------------

CONSUMER NON-DURABLES - 2.5%
Anheuser Busch, Inc.
06/01/05    6.750%                   1,200,000     1,176,630
09/01/05    7.000%                   2,400,000     2,373,230
Coca-Cola Enterprises, Inc.
10/15/36    6.700%                   2,250,000     2,216,228
                                                ------------

TOTAL CONSUMER NON-DURABLES                        5,766,088
                                                ------------

CONSUMER SERVICES - 16.4%
Airtouch Communications, Inc.
05/01/08    6.650%                   4,450,000     4,194,695
Belo (AH) Corp.
06/01/02    6.875%                   4,000,000     3,940,200
Computer Sciences Corp.
03/15/09    6.250%                   4,200,000     3,834,768
MCI Worldcom, Inc.
04/15/02    6.125%                   4,425,000     4,319,782
Price/Costco, Inc.
06/15/05    7.125%                   3,700,000     3,664,158
Rite Aid Corp.
08/15/13    6.875%                   3,450,000     2,346,000
Sprint Cap Corp.
11/15/28    6.875%                   2,300,000     2,046,011
USA Waste Services, Inc.
10/01/04    7.000%                   3,000,000     2,704,461
WMX Technologies, Inc.
10/15/00    6.250%                   3,100,000     3,029,227
Wal-Mart Stores, Inc.
02/01/00    5.650%                   3,800,000     3,798,598
Waste Management Step Bond
10/01/02    7.700%                   3,800,000     3,639,792
                                                ------------

TOTAL CONSUMER SERVICES                           37,517,692
                                                ------------
FINANCIAL SERVICES - 12.1%
ASSOCIATES CORP. OF NORTH AMERICA
10/15/02    6.375%                   1,000,000       983,443
05/15/37    5.960%                   1,500,000     1,500,075
BHP Finance USA
03/01/06    6.690%                   3,500,000     3,292,839
CNA Financial Corp.
04/15/05    6.500%                   2,775,000     2,602,417
Countrywide Home Loans, Inc.
10/22/04    6.840%                   2,500,000     2,436,335
Ford Motor Credit Co.
09/25/01    7.000%                $  3,445,000  $  3,449,003
General Motors Acceptance Corp.
12/07/01    5.350%                   3,500,000     3,399,032
Nationwide Mutual Insurance
Co. 144A*
02/15/04    6.500%                   1,000,000       959,098
Provident Companies, Inc.
03/15/28    7.250%                   2,600,000     2,267,634
Sun Canada Financial Co.
12/15/07    6.625%                   2,850,000     2,663,841
TXU Eastern Funding Co. 144A*
05/15/09    6.750%                   4,600,000     4,209,929
                                                ------------

TOTAL FINANCIAL SERVICES                          27,763,646
                                                ------------
HEALTHCARE - 0.9%
Cardinal Health, Inc.
02/15/04    6.500%                   2,000,000     1,930,074
                                                ------------
TOTAL HEALTHCARE                                   1,930,074
                                                ------------
TRAVEL & TRANSPORTATION - 3.7%
Norfolk Southern Corp.
02/15/04    7.875%                   2,400,000     2,433,626
Northwest Airlines Corp.
07/02/16    7.670%                   2,204,907     2,151,504
Union Pacific Corp.
01/15/04    6.125%                   4,000,000     3,850,956
                                                ------------
TOTAL TRAVEL & TRANSPORTATION                      8,436,086
                                                ------------
UTILITIES - 6.9%
Coastal Corp.
02/01/09    6.375%                   4,000,000     3,643,612
Enron Corp.
07/15/28    6.950%                   3,150,000     2,767,410
GTE Corp.
04/15/06    6.360%                   4,400,000     4,170,434
11/01/08    6.900%                   3,200,000     3,078,330
Public Service Electric & Gas Co.
11/01/01    7.875%                   2,000,000     2,021,736
                                                ------------
TOTAL UTILITIES                                   15,681,522
                                                ------------
TOTAL CORPORATE BONDS & NOTES
  (Cost $151,751,374)                            144,806,353
                                                ------------
MORTGAGE-BACKED OBLIGATIONS - 0.8%
Federal National Mortgage
Association, Pool #250885
04/01/27    7.500%                   1,664,996     1,647,963
Government National Mortgage
Association, Pool #26825
09/15/08    9.000%                      75,166        78,960
                                                ------------
TOTAL MORTGAGE-BACKED OBLIGATIONS
  (Cost $1,735,218)                                1,726,923
                                                ------------


    The accompanying notes are an integral part of the financial statements.
4 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1999 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                                  Principal        Value
Date        Coupon                      Amount      (Note 1)
MONEY MARKET MUTUAL FUND - 3.5%
SSGA Prime Money Market Fund       $ 8,145,688   $   8,145,688
                                                 -------------

TOTAL MONEY MARKET MUTUAL FUND                       8,145,688
  (Cost $8,145,688)                              -------------

TOTAL INVESTMENTS - 100%
  (Cost $239,700,101)                            $ 228,819,212
                                                 =============
* Security exempt from registration under Rule 144A of the
  Securities Act of 1933. This security may be resold in
  transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities amounted to a value of $5,169,027 or 2.2% of net assets.

INCOME TAX INFORMATION:

At December 31, 1999, the net unrealized depreciation based on cost for income ax purposes of $239,773,176 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                           $      70,815

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                              (11,024,779)
                                                 --------------
Net unrealized depreciation                      $  (10,953,964)
                                                 ==============

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 1999 aggregated $14,986,939 and $13,150,391, respectively. Purchases and sales of U.S. Government and Agency securities, other than short-term securities, for the six months ended December 31, 1999 aggregated $4,879,866 and $9,045,391, respectively.

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                                  Principal      Value
Date        Coupon                     Amount      (Note 1)
----        ------                   ---------     --------
U.S GOVERNMENT & AGENCY OBLIGATIONS - 50.8%
U.S. TREASURY NOTES - 18.3%
08/31/00    6.250%                $  3,000,000  $  3,006,564
10/31/00    5.750%                   3,000,000     2,993,439
04/30/01    6.250%                   2,000,000     2,001,876
08/31/01    6.500%                   2,500,000     2,510,158
05/31/02    6.500%                   2,000,000     2,010,000
08/15/02    6.375%                   1,000,000     1,001,875
08/15/07    6.125%                   9,000,000     8,772,192
05/15/08    5.625%                  10,000,000     9,406,250
11/15/08    4.750%                  10,000,000     8,821,880
                                                ------------

                                                  40,524,234
                                                ------------
FEDERAL HOME LOAN BANK - 7.4%
09/20/00    6.125%                   3,000,000     2,995,710
11/05/01    5.350%                   2,500,000     2,446,135
11/06/02    6.250%                     600,000       590,557
11/20/02    6.170%                     700,000       687,640
09/02/03    5.575%                   5,000,000     4,800,330
08/15/06    6.375%                   5,000,000     4,832,813
                                                ------------
                                                  16,353,185
                                                ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.9%
11/12/02    6.340%                     700,000       689,833
01/15/04    5.000%                   5,000,000     4,675,700
01/05/07    6.700%                   5,500,000     5,400,356
03/15/09    5.750%                  10,000,000     9,111,280
                                                ------------
                                                  19,877,169
                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 14.4%
09/20/00    6.110%                   2,000,000     1,996,484
03/15/01    5.625%                   5,000,000     4,952,065
01/15/03    5.250%                   5,000,000     4,804,165
02/13/04    5.125%                   5,000,000     4,691,395
11/13/06    6.950%                   2,100,000     2,038,216
01/15/09    5.250%                  10,000,000     8,805,520
06/15/09    6.375%                   5,000,000     4,764,585
                                                ------------
                                                  32,052,430
TENNESSEE VALLEY AUTHORITY - 1.8%
11/01/00    6.000%                   4,000,000     3,984,932
                                                ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $117,238,797)                            112,791,950
                                                ------------
CORPORATE BONDS & NOTES - 44.7%
BANKS - 4.7%
BancOne Corp.
05/01/07    7.600%                     725,000       721,474
Bank One Texas
02/15/08    6.250%                   5,000,000     4,625,870
First Chicago Corp.
01/15/03    7.625%                   1,525,000     1,550,213
National City Corp.
03/01/04    6.625%                   1,650,000     1,599,495
Wachovia Corp.
02/20/01    5.400%                   2,000,000     1,970,576
                                                ------------
TOTAL BANKS                                       10,467,628
                                                ------------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                                               5

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1999 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                                  Principal      Value
Date       Coupon                      Amount      (Note 1)
----       ------                    ---------     --------

CORPORATE BONDS & NOTES (CONTINUED)
BASIC MATERIALS - 4.0%
Aluminum Co. of America
02/01/01    5.750%                $  4,000,000  $  3,962,640
E.I. du Pont de Nemours & Co.
10/11/00    6.210%                   2,000,000     1,995,966
09/01/02    6.500%                   3,000,000     2,979,171
                                                ------------
TOTAL BASIC MATERIALS                              8,937,777
                                                ------------
BROKER/DEALERS - 6.3%
Merrill Lynch & Co., Inc.
02/12/03    6.000%                   4,000,000     3,873,880
01/15/04    5.880%                   4,000,000     3,808,816
08/01/04    6.550%                   1,400,000     1,358,925
Morgan Stanley Group, Inc.
03/01/07    6.875%                   5,000,000     4,811,830
                                                ------------
TOTAL BROKER/DEALERS                              13,853,449
                                                ------------
CAPITAL GOODS - 4.4%
Lockheed Martin Corp.
05/15/01    6.850%                     650,000       643,328
03/15/03    6.750%                   1,300,000     1,263,867
McDonnell Douglas Corp.
07/01/00    8.250%                   4,600,000     4,638,102
Raytheon Co.
08/15/02    6.450%                   1,350,000     1,319,463
Rockwell International
09/15/02    6.750%                   2,000,000     1,984,328
                                                ------------
TOTAL CAPITAL GOODS                                9,849,088
                                                ------------
CONSUMER NON-DURABLES - 1.5%
Nike, Inc.
06/16/00    6.510%                   2,000,000     1,999,988
PHILIP MORRIS, INC.
01/01/01    9.000%                   1,250,000     1,265,596
                                                ------------
TOTAL CONSUMER NON-DURABLES                        3,265,584
                                                ------------
CONSUMER SERVICES - 7.1%
CPC International, Inc.
09/19/00    6.200%                   2,000,000     1,992,990
PITNEY BOWES, INC.
07/16/01    6.780%                   1,000,000     1,000,184
02/01/05    5.950%                   5,000,000     4,740,900
SAFEWAY, INC.
09/15/04    6.850%                   1,400,000     1,368,657
WALT DISNEY CO.
12/15/03    5.125%                   5,000,000     4,677,985
WAL-MART STORES, INC.
05/15/02    6.750%                   2,000,000     1,997,694
                                                ------------
TOTAL CONSUMER SERVICES                           15,778,410
                                                ------------
FINANCIAL SERVICES - 8.3%
CNA Financial Corp.
11/15/03    6.250%                   2,000,000     1,903,484
Cigna Corp.
01/15/06    6.375%                   1,350,000     1,249,051
Dow Jones & Co., Inc.
12/01/00    5.750%                   1,000,000       993,224

Ford Motor Credit Co.
11/08/00    6.250%                $  2,000,000  $  1,993,256
09/25/01    7.000%                   1,000,000     1,001,162
General Electric Capital Corp.
04/15/02    7.450%                   2,000,000     2,025,892
12/15/07    6.290%                   5,000,000     4,944,670
05/01/18    6.666%                   2,000,000     2,000,096
Household Finance Corp.
06/30/00    6.375%                     250,000       249,924
Norwest Corp.
04/01/00    7.125%                   2,000,000     2,005,820
                                                ------------

TOTAL FINANCIAL SERVICES                          18,366,579
                                                ------------

TRAVEL & TRANSPORTATION - 1.7%
Norfolk Southern Corp.
05/15/07    7.350%                   3,800,000     3,715,154
                                                ------------

UTILITIES - 6.7%
GTE Corp.
11/01/08    6.900%                   3,500,000     3,366,923
Kentucky Utilities Co.
06/15/00    5.950%                   2,000,000     1,995,878
National Rural Utilities
04/01/01    6.450%                   2,000,000     1,996,846
New York Telephone
02/15/04    6.250%                     875,000       842,893
Texas Utilities Co.
10/01/02    6.200%                   2,000,000     1,956,798
U.S. West Capital Funding, Inc.
07/15/05    6.250%                   5,000,000     4,726,630
                                                ------------

TOTAL UTILITIES                                   14,885,968
                                                ------------

TOTAL CORPORATE BONDS & NOTES
  (Cost $102,148,015)                             99,119,637
                                                ------------

MORTGAGE-BACKED OBLIGATIONS - 0.8%
Federal Home Loan Mortgage Corporation
Series 1665 Class KA
07/15/00    6.500%                      49,273        49,230
Federal Home Loan Mortgage Corporation
Series 1698 Class E
10/15/06    6.000%                   1,644,368     1,639,221
Federal National Mortgage Association
Class PK
06/25/00    6.500%                      84,795        84,450
                                                ------------

TOTAL MORTGAGE-BACKED OBLIGATIONS
  (Cost $1,776,332)                                1,772,901
                                                ------------

MONEY MARKET MUTUAL FUND - 3.7%
SSGA Prime Money Market Fund         8,235,422     8,235,422
                                                ------------

TOTAL MONEY MARKET MUTUAL FUND                     8,235,422
                                                ------------
  (Cost $8,235,422)

TOTAL INVESTMENTS - 100%
  (Cost $229,398,566)                          $ 221,919,910
                                               =============


    The accompanying notes are an integral part of the financial statements.
6 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1999 (Unaudited)
(Showing Percentage of Total Value of Investments)

INCOME TAX INFORMATION:

At December 31, 1999, the net unrealized depreciation based on cost for income tax purposes of $229,398,566 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost          $    102,386

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value            (7,581,042)
                                                             ------------
Net unrealized depreciation                                  $ (7,478,656)
                                                             ============

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 1999 aggregated $26,616,217 and $26,743,853, respectively.
Purchases and sales of U.S. Government and Agency securities, other than short-term securities, for the six months ended December 31, 1999 aggregated $24,632,236 and $17,009,531, respectively.

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                        Bond Rating    Principal   Value
Date        Coupon           Moody/S&P      Amount   (Note 1)
----        ------           ---------      ------   --------
TENNESSEE MUNICIPAL OBLIGATIONS - 95.1%
GENERAL OBLIGATION BONDS - 45.9%
ANDERSON COUNTY
Refunding & Improvement -
Rural Elementary School
03/01/08    5.150%, FGIC       Aaa/AAA  $  500,000 $  500,335
Chattanooga
09/01/02    5.000%              Aa3/AA   1,900,000  1,924,459
11/01/06    5.600%              aa3/AA     500,000    517,028
05/01/08    5.400%, FSA        Aaa/AAA     500,000    506,424
Crockett County
04/01/11    5.000%, AMBAC       Aaa/NR     500,000    481,220
Franklin City
Special School District
06/01/12    5.100%              Aa3/NR   2,500,000  2,428,262
Franklin County
03/01/13    5.250%, MBIA       Aaa/AAA     750,000    733,223
Gatlinburg
11/01/04    4.500%, FGIC        Aaa/NR   3,000,000  2,966,499
Grundy County
05/01/06    5.350%, FGIC       Aaa/AAA     300,000    306,587
Hamilton County
07/01/03    5.200%              Aa2/NR   1,000,000  1,018,871
07/01/05    5.400%              Aa2/NR     500,000    511,926
Jackson
Refunding & Improvement
03/01/14    5.125%, MBIA        Aaa/NR   3,100,000  2,915,104
Johnson City
03/01/04    6.500%               A1/NR     250,000    255,957
06/01/07    4.350%, FGIC       Aaa/AAA   1,000,000    959,495
06/01/08    5.600%, FSA        Aaa/AAA     500,000    519,985
06/01/12    5.900%, FSA        Aaa/AAA     245,000    257,687
05/01/14    5.550%, FGIC       Aaa/AAA   2,250,000  2,238,822
Kingsport
09/01/02    5.500%               A1/NR   1,000,000  1,023,536
09/01/06    5.000%, MBIA        Aaa/NR   1,150,000  1,150,567
09/01/07    5.900%               A1/A+   1,000,000  1,050,176
Knox County
04/01/08    5.100%               Aa/AA   2,000,000  2,001,174
02/01/12    5.000%              Aa3/AA   2,000,000  1,919,292
Knoxville
Refunding & Improvement, MBIA
05/01/07    5.250%,            Aaa/AAA   3,000,000  3,038,448
05/01/08    5.300%,            Aaa/AAA   1,350,000  1,362,903
Maury County
04/01/07    5.125%, AMBAC      Aaa/AAA   2,000,000  2,009,888
Memphis
08/01/06    5.200%               Aa/AA     500,000    511,654
10/01/10    4.375%              Aa2/AA   2,500,000  2,301,485
11/01/10    5.200%               Aa/AA   1,000,000    995,834
07/01/12    5.250%               Aa/AA   3,000,000  2,932,845
11/01/13    5.250%               Aa/AA   1,000,000    970,275
Metropolitan Nashville & Davidson
05/15/07    5.700%               Aa/AA   1,000,000  1,029,098
12/01/07    5.000%               Aa/AA   1,000,000  1,001,253
11/15/10    5.125%              Aa2/AA     500,000    491,792
11/15/11    5.125%              Aa2/AA   1,000,000    972,215
Monroe County
05/01/03    5.200%, AMBAC      Aaa/AAA     500,000    511,717
Murfreesboro
05/01/00    6.250%               A1/NR     250,000    251,782
08/01/04    5.500%               A1/NR   1,000,000  1,027,622


    The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------    7

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1999 (Unaudited)
(Showing Percentage of Total Value of Investments)


Due                        Bond Rating  Principal     Value
Date        Coupon          Moody/S&P    Amount     (Note 1)
----        ------         -----------  ---------   --------
TENNESSEE MUNICIPAL OBLIGATIONS (CONTINUED)
GENERAL OBLIGATION BONDS (CONTINUED)
Oak Ridge
07/01/08    5.400%               Aa/A+  $1,000,000   $1,012,729
07/01/10    5.550%               Aa/A+     500,000      506,342
Putnam County, MBIA
04/01/05    5.250%             Aaa/AAA   3,000,000    3,058,977
04/01/07    5.100%             Aaa/AAA   1,540,000    1,545,502
Rutherford County
04/01/08    5.200%             Aa3/AA-   2,000,000    2,013,464
04/01/09    5.250%             Aa3/AA-     500,000      502,072
Sevier County
04/01/08    5.250%, FGIC       Aaa/AAA     750,000      766,861
Shelby County
04/01/03    5.000%             Aa2/AA+     500,000      505,939
03/01/04    5.550%             Aa2/AA+   1,000,000    1,016,802
04/01/09    5.500%              NR/AA+     375,000      388,359
04/01/09    5.500%             Aa3/AA+   1,125,000    1,143,314
06/01/09    5.625%             Aa2/AA+   1,000,000    1,034,738
11/01/09    5.300%             Aa2/AA+   3,000,000    3,054,813
03/01/10    5.500%             Aa3/AA+   2,000,000    2,056,320
04/01/10    5.500%             Aa2/AA+     750,000      779,116
04/01/14    5.625%             Aa3/AA+   1,500,000    1,494,038
04/01/14    5.625%              NR/AA+     500,000      520,559
Tennessee State
06/01/05    6.700%             Aaa/AAA   1,000,000    1,044,746
03/01/06    5.300%             Aaa/AAA   2,500,000    2,578,260
05/01/06    5.000%             Aaa/AAA     600,000      603,518
03/01/07    5.400%             Aaa/AAA   1,740,000    1,800,968
05/01/08    5.000%             Aaa/AAA   5,000,000    4,976,105
05/01/09    4.750%             Aaa/AAA   2,000,000    1,941,170
05/01/11    5.000%             Aaa/AAA   4,000,000    3,885,180
05/01/13    5.300%             Aaa/AAA     750,000      737,287
Tipton County
04/01/12    5.250%, AMBAC       Aaa/NR     500,000      494,621
Weakley County
05/01/09    5.000%, FGIC       Aaa/AAA     350,000      342,826
White House
02/01/12    5.300%, MBIA       Aaa/AAA   1,000,000      983,329
Williamson County
04/01/06    5.500%              Aa1/NR   2,000,000    2,043,066
05/01/10    4.800%              Aa1/NR   1,000,000      962,077
Wilson County
03/30/07    5.000%, FSA         Aaa/NR   2,000,000    1,983,078
04/01/07    5.250%               A1/NR   1,000,000    1,011,338
06/01/13    5.500%, FGIC       Aaa/AAA     500,000      512,788
                                                    -----------
TOTAL GENERAL OBLIGATION BONDS                       92,895,742
                                                    -----------
REVENUE BONDS - 49.2%
AIRPORT AUTHORITY - 1.2%
Memphis - Shelby County
09/01/12    5.350%            Baa2/BBB     500,000      473,528
Metropolitan Nashville
07/01/08    4.600%, FGIC       Aaa/AAA   2,000,000    1,933,058
                                                    -----------
TOTAL AIRPORT AUTHORITY                               2,406,586
                                                    -----------
HEALTH & EDUCATION - 20.1%
Anderson County
Methodist Medical Center
07/01/05    5.500%               A1/NR   1,400,000    1,416,404
07/01/08    5.700%               A1/NR   1,000,000    1,011,991

Blount County
07/01/09    5.250%             Baa1/NR   2,765,000    2,633,781
Bradley County
03/01/06    5.300%, MBIA       Aaa/AAA     500,000      510,917
03/01/10    4.250%, FGIC       Aaa/AAA   4,065,000    3,711,609
Bristol
Memorial Hospital
09/01/13    5.125%, FGIC       Aaa/AAA   1,500,000    1,412,619
Chattanooga-Hamilton
10/01/04    5.375%, FSA        Aaa/AAA   2,000,000    2,040,094
Franklin
09/01/09    4.750%               NR/A+   2,150,000    2,062,869
Jackson
04/01/06    5.300%               A1/A+   1,000,000      998,336
04/01/07    5.300%               A1/A+   2,000,000    2,004,598
04/01/10    5.500%, AMBAC      Aaa/AAA     400,000      403,052
Johnson City
07/01/09    5.125%, MBIA        NR/AAA   5,705,000    5,575,080
Knox County
04/01/05    4.875%             Baa1/NR   2,600,000    2,551,466
Knox County
Ft. Sanders
01/01/04    7.000%, MBIA       Aaa/AAA     500,000      510,000
Knox County
Baptist Health
04/15/11    5.500%, CONLEE      NR/AAA   3,000,000    3,008,019
Metropolitan Nashville & Davidson
Baptist Hospital
11/01/05    5.000%, MBIA       Aaa/AAA   1,000,000      996,434
Metropolitan Nashville & Davidson
Meharry
12/01/04    7.875%              Aaa/NR     190,000      203,837
Monroe County
05/01/06    5.250%, FSA         Aaa/NR   1,500,000    1,526,552
Shelby County
Methodist Healthcare, MBIA
04/01/03    5.000%             Aaa/AAA   2,000,000    2,014,748
08/01/06    4.350%              NR/AAA   2,335,000    2,243,062
08/01/12    5.500%             Aaa/AAA   2,000,000    1,994,508
Sullivan County
Holston Valley Healthcare, MBIA
02/15/09    7.200%             Aaa/AAA     750,000      767,708
02/15/13    5.750%             Aaa/AAA   1,000,000    1,010,513
                                                    -----------
TOTAL HEALTH & EDUCATION                             40,608,197
                                                    -----------
HOUSING - 1.0%
Metropolitan Nashville & Davidson
Multi-Family Housing
02/01/21    5.200%, FSA         NR/AAA   1,000,000    1,011,488
Tennessee Housing
Development Agency
07/01/03    6.700%              Aa2/AA     190,000      193,844
01/01/11    5.800%              Aa2/AA     400,000      408,878
07/01/13    5.800%              Aa2/AA     350,000      353,934
                                                    -----------
TOTAL HOUSING                                         1,968,144
                                                    -----------

INDUSTRIAL DEVELOPMENT - 0.8%
Hamilton County
09/01/01    5.300%, FGIC       Aaa/AAA   1,000,000    1,011,201


    The accompanying notes are an integral part of the financial statements.
8 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1999 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                          Bond Rating   Principal     Value
Date        Coupon            Moody/S&P      Amount     (Note 1)
----        ------            ---------      ------     --------
TENNESSEE MUNICIPAL OBLIGATIONS (CONTINUED)
REVENUE BONDS (CONTINUED)
INDUSTRIAL DEVELOPMENT (CONTINUED)
Memphis-Shelby County
03/15/05    5.400%              NR/AA-     $  650,000  $   666,523
                                                       -----------

TOTAL INDUSTRIAL DEVELOPMENT                             1,677,724
                                                       -----------

PUBLIC BUILDING AUTHORITY - 0.9%
Gatlinburg
12/01/01    6.500%, AMBAC      Aaa/AAA        500,000      517,771
Sevier County, AMBAC
09/01/06    5.500%             Aaa/AAA        775,000      789,936
09/01/10    5.400%              Aaa/NR        500,000      503,607
                                                       -----------
TOTAL PUBLIC BUILDING AUTHORITY                          1,811,314
                                                       -----------

STATE AUTHORITY - 3.9%
Tennessee State Local
Development Authority
03/01/02    6.600%              A2/AA-        250,000      260,804
10/01/02    5.600%                NR/A        400,000      410,087
03/01/03    6.700%              A2/AA-        750,000      783,256
03/01/05    5.500%              A2/AA-      2,500,000    2,583,680
03/01/14    5.125%, MBIA       Aaa/AAA      2,000,000    1,869,668
10/01/14    6.450%                NR/A      1,000,000    1,068,459
Tennessee State School
Board Authority
05/01/11    5.500%               A1/AA        500,000      519,430
05/01/11    6.875%               A1/AA        500,000      511,996
                                                       -----------
TOTAL STATE AUTHORITY                                    8,007,380
                                                       -----------
UTILITY - 21.3%
Clarksville
Water, Sewer & Gas, MBIA
02/01/01    5.500%             Aaa/AAA        500,000      504,892
02/01/10    5.300%              Aaa/NR        900,000      897,178
Dickson
Electric
09/01/11    5.625%, MBIA       Aaa/AAA      1,000,000    1,024,099
Fayetteville
Electric
04/01/11    5.250%                A/NR      1,750,000    1,720,698
Franklin
Water & Sewer
09/01/11    5.000%              Aa2/NR        750,000     729,282
Harpeth Valley
Utility District
09/01/03    5.250%                A1/A      1,000,000    1,019,272
09/01/06    5.500%                A1/A        500,000      511,673
09/01/11    5.500%                A1/A      1,650,000    1,654,636
Johnson City
Electric, Mbia
05/01/10    5.400%,            Aaa/AAA        500,000      502,621
05/01/12    5.100%,            Aaa/AAA      1,500,000    1,444,063
Knox Chapman
Water & Sewer
01/01/04    5.500%, MBIA       AAa/AAA        565,000      580,687
Knoxville
Electric
07/01/12    5.700%              Aa3/aA        500,000      517,312

Knoxville
Gas
03/01/03    5.300%              Aa3/AA      1,000,000    1,028,726
03/01/14    5.350%              Aa3/AA      2,760,000    2,664,134
Knoxville
Waste Water
04/01/01    4.375%              Aa3/AA      2,000,000    1,995,310
La Follette
Electric, Ambac
06/01/11    5.800%             Aaa/AAA        430,000      455,024
03/01/15    5.250%              Aaa/NR      1,000,000      951,708
La Vergne
Water & Sewer
03/01/14    5.400%               A1/NR        500,000      487,406
Lawrenceburg
Electric
07/01/06    5.200%, MBIA       Aaa/AAA        345,000      347,268
Lenoir City
Electric
06/01/07    5.000%, AMBAC       Aaa/NR      2,000,000    2,002,370
Madison
Utility District
02/01/10    5.600%, MBIA       Aaa/AAA        500,000      509,733
Memphis
Electric
01/01/03    5.800%              Aa/AAA      3,000,000    3,082,899
01/01/10    5.000%              Aa/AAA      1,000,000      972,411
Memphis
Sanitation Sewer System
01/01/05    5.250%             Aa2/AA+      2,250,000    2,284,551
Metropolitan Nashville & Davidson
Electric
05/15/06    4.700%              Aa3/AA      2,000,000    1,943,066
Metropolitan Nashville & Davidson
Water & Sewer
01/01/08    5.000%, FGIC       Aaa/AAA      4,000,000    3,989,572
01/01/13    5.200%, FGIC       Aaa/AAA      1,500,000    1,470,864
01/01/15    5.750%, AMBAC      Aaa/AAA      1,000,000    1,039,802
Rutherford County
Water Works
02/01/11    5.100%, FGIC        Aaa/NR        500,000      485,965
Sevier County
Gas
05/01/11    5.400%, AMBAC       Aaa/NR      1,000,000      993,231
Sumner County
Solid Waste
08/01/04    5.125%, AMBAC      Aaa/AAA      1,500,000    1,520,091
Tennessee
Energy Acquisition
09/01/05    4.400%, AMBAC      Aaa/AAA      4,000,000    3,874,920
                                                       -----------
TOTAL UTILITY                                           43,205,464
                                                       -----------
TOTAL REVENUE BONDS                                     99,684,809
                                                       -----------
TOTAL TENNESSEE MUNICIPAL OBLIGATIONS
  (Cost $195,817,855)                                  192,580,551
                                                       -----------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1999 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due                          Bond Rating     Principal        Value
Date       Coupon             Moody/S&P       Amount         (Note 1)
----       ------             ---------       ------         --------
OTHER STATE MUNICIPAL OBLIGATIONS - 4.6%
GENERAL OBLIGATION BONDS - 2.4%
Austin, Texas
09/01/06    7.000%               Aa/AA      $  750,000    $  764,401
Harris County, Texas
08/15/15    6.500%               NR/NR         300,000       319,235
08/15/15    6.500%              Aa2/AA         785,000       821,210
Indiana
02/01/04    5.500%              NR/AAA         500,000       513,563
Las Vegas, Nevada
10/01/09    6.600%, FGIC       Aaa/AAA       1,000,000     1,060,029
Louisiana State
05/01/07    6.500%, AMBAC      Aaa/AAA       1,250,000     1,324,076
                                                       -------------
TOTAL GENERAL OBLIGATIONS BONDS                            4,802,514
                                                       -------------
REVENUE BONDS - 2.2%
HEALTH & EDUCATION - 0.5%
Wisconsin State
Health & Education Facilities
11/15/10    6.250%              NR/AA+       1,000,000     1,042,425
                                                       -------------
TRANSPORTATION - 0.5%
Indianapolis
Public Improvement Transportation
07/01/10    6.000%              Aa/AA-         950,000       987,331
                                                       -------------
UTILITY - 1.2%
Washington State
Public Power Supply
07/01/01    7.000%, FGIC       Aaa/AAA       1,250,000     1,292,274
Wisconsin State
Clean Water
06/01/05    6.700%              NR/AA+       1,000,000     1,049,444
                                                       -------------
TOTAL UTILITY                                              2,341,718
                                                       -------------
TOTAL REVENUE BONDS                                        4,371,474
                                                       -------------
TOTAL OTHER STATE MUNICIPAL OBLIGATIONS
  (Cost $8,795,174)                                        9,173,988
                                                       -------------
                                             Shares
                                             ------
MONEY MARKET MUTUAL FUND - 0.3%
Federated Tennessee Municipal
  Cash Trust                                   696,321       696,321
                                                       -------------
TOTAL MONEY MARKET MUTUAL FUND                               696,321
                                                       -------------
TOTAL INVESTMENTS - 100%
  (Cost $205,309,350)                                  $ 202,450,860
                                                       =============


The Portfolio had the following insurance concentration greater than 10% at December 31, 1999 (as a percentage of net assets):

MBIA        18.6%
FGIC        11.0%

INCOME TAX INFORMATION:

At December 31, 1999, the net unrealized depreciation based on cost for income tax purposes of $205,309,350 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                $ 1,392,889

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                               (4,251,379)
                                                             -----------

Net unrealized depreciation                                  $(2,858,490)
                                                             ===========

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 1999 aggregated $4,740,125 and $10,991,526, respectively.

RATINGS:

The Moody's and S&P ratings are believed to be the most recent ratings at December 31, 1999.

UNAUDITED INCOME TAX INFORMATION:

Tennessee Tax-Free Portfolio had designated all dividends paid during the six months ended December 31, 1999 as exempt-interest dividends. Thus, 100% of these distributions are exempt from Federal income tax.



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

U.S. TREASURY MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due        Discount Rate or          Principal         Value
Date         Coupon Rate               Amount         (Note 1)
----       ----------------          ---------        --------
U.S. TREASURY OBLIGATIONS - 86.8%
U.S. TREASURY BILLS - 86.8%
01/20/00    4.41%                    $  9,000,000    $ 8,979,100
                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS                        8,979,100
                                                    ------------

                                         Maturity
                                          Amount
                                          ------

REPURCHASE AGREEMENTS - 13.2%
Shearson Lehman, 3.00%,
dated 12/31/99, due 01/03/00,
collateralized by $1,393,269 U.S. Treasury
Bond, 6.25%, due 08/15/23               1,366,342      1,366,000
                                                    ------------

TOTAL REPURCHASE AGREEMENTS                            1,366,000
                                                    ------------

TOTAL INVESTMENTS - 100%                            $ 10,345,100
                                                    ============

INCOME TAX INFORMATION:

Total Cost for Federal Income Tax Purposes - $10,345,100

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due        Discount Rate or          Principal         Value
Date         Coupon Rate               Amount         (Note 1)
----       ----------------          ---------        --------
U.S TREASURY OBLIGATIONS - 8.8%
U.S TREASURY BILLS - 8.8%
01/20/00    4.41%                    $10,000,000     $  9,981,000
                                                    -------------
TOTAL U.S. TREASURY OBLIGATIONS                         9,981,000
                                                    -------------
U.S. GOVERNMENT OBLIGATIONS - 86.0%
FEDERAL AGRICULTURE MORTGAGE CORP. - 4.4%
01/18/00    5.66%                      5,000,000        4,986,825
                                                    -------------
FEDERAL FARM CREDIT BANK - 5.3%
01/18/00    4.76%                      3,000,000        2,999,849
02/01/00    4.80%                      3,000,000        2,999,859
                                                    -------------
                                                        5,999,708
                                                    -------------
FEDERAL HOME LOAN BANK - 24.6%
01/19/00    5.11%                      7,000,000        6,981,470
01/26/00    5.24%                      3,000,000        2,989,083
02/15/00    5.64%                      5,000,000        4,965,187
03/03/00    5.10%                      3,000,000        2,999,853
04/26/00    5.72%                      5,000,000        4,910,422
01/04/00    5.92%*                     5,000,000        4,997,398
                                                    -------------
                                                       27,843,413
                                                    -------------
FEDERAL HOME LOAN MORTGAGE CORP. - 14.1%
01/11/00    5.72%                      5,000,000        4,992,083
01/21/00    5.67%                      4,000,000        3,987,600
02/22/00    5.52%                      7,000,000        6,944,187
                                                    -------------

                                                       15,923,870
                                                    -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 37.6%
01/18/00    5.63%                      5,000,000        4,986,896
01/24/00    5.78%                      2,000,000        1,992,665
01/27/00    5.43%                      2,000,000        2,000,861
03/09/00    5.69%                      3,000,000        2,968,210
03/16/00    5.85%                      3,000,000        2,964,000
03/23/00    5.97%                      5,000,000        5,000,000
05/18/00    5.51%                      8,000,000        7,831,027
06/01/00    5.81%                      3,000,000        2,928,560
01/03/00    4.94%*                     7,000,000        6,998,112
01/02/00    6.30%*                     5,000,000        4,998,027
                                                    -------------
                                                       42,668,358
                                                    -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                      97,422,174
                                                    -------------
REPURCHASE AGREEMENTS - 5.2%
Shearson Lehman, 3.00%,
dated 12/31/99, due 01/03/00,
collateralized by $6,037,920 U.S. Treasury
Note, 6.50%, due 05/31/01              5,920,480        5,919,000
                                                    -------------
TOTAL REPURCHASE AGREEMENTS                             5,919,000
                                                    -------------
TOTAL INVESTMENTS - 100%                            $ 113,322,174
                                                    -------------


* Floating or variable rate security - rate disclosed as of December 31, 1999. Maturity date represents the next interest rate reset date.

INCOME TAX INFORMATION:
Total cost for Federal income tax purposes - $113,322,174


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due        Discount Rate or          Principal       Value
Date         Coupon Rate               Amount      (Note 1)
----       ----------------          ---------     --------
MUNICIPAL BONDS & NOTES - 100.0%
ARIZONA - 1.7%
Maricopa County
Development Authority
02/15/00    3.75%                    $ 1,000,000   $ 1,000,000
                                                   -----------

CONNECTICUT - 2.5%
Connecticut State
Health & Education
01/06/00    5.10%*                     1,400,000     1,400,000
                                                   -----------
DELAWARE - 3.5%
Delaware State
Economic Development Authority
01/05/00    5.65%*                     2,000,000     2,000,000
                                                   -----------
GEORGIA - 4.5%
Cobb County Housing Authority
Post Bridge Project
01/05/00    5.50%*                       550,000       550,000
Monroe County
Pollution Control
01/03/00    5.05%*                     1,300,000     1,300,000
Smyrna Housing Authority
Villages Project
01/05/00    5.50%*                       700,000       700,000
                                                   -----------
                                                     2,550,000
                                                   -----------
ILLINOIS - 3.3%
Cook County
01/05/00    5.80%*                     1,900,000     1,900,000
                                                   -----------
INDIANA - 3.9%
Sullivan Pollution Control
02/14/00    3.75%                      1,200,000     1,200,000
03/08/00    3.80%                      1,000,000     1,000,000
                                                   -----------
                                                     2,200,000
                                                   -----------
KANSAS - 5.4%
City of Burlington
Pollution Control
02/11/00    3.75%                      1,000,000     1,000,000
Wyandotte County
02/01/00    3.30%                      2,095,750     2,095,750
                                                   -----------
                                                     3,095,750
                                                   -----------
LOUISIANA - 7.6%
Louisiana
Public Hospital
01/05/00    5.65%*                     1,300,000     1,300,000
Louisiana State
Offshore Term
01/03/00    4.70%*                     2,000,000     2,000,000
Plaquemines Port
03/08/00    3.85%                      1,000,000     1,000,000
                                                   -----------
                                                     4,300,000
                                                   -----------
MARYLAND - 1.7%
Montgomery County
Economic Development
01/05/00    4.81%*                     1,000,000     1,000,000
                                                   -----------
MICHIGAN - 4.1%
Detroit
Sewer
01/05/00    5.55%*                     1,300,000     1,300,000
Lakeview
Calhoun School District
08/22/00    4.00%                      1,000,000     1,001,542
                                                   -----------
                                                     2,301,542
                                                   -----------
MINNESOTA - 4.1%
Minneapolis
01/06/00    5.40%*                     2,330,000     2,330,000
                                                   -----------
MISSOURI - 3.9%
Columbia
02/01/00    5.10%                      1,000,000     1,001,375
Missouri State
Environmental Improvement
01/05/00    5.65%*                     1,200,000     1,200,000
                                                   -----------
                                                     2,201,375
                                                   -----------
NEVADA - 1.7%
Clark County, Airport Authority
01/05/00    5.15%*                       965,000       965,000
                                                   -----------
NEW JERSEY - 1.8%
Barnegat
01/10/00    3.93%                      1,000,000     1,000,068
                                                   -----------
NEW YORK - 3.0%
Long Island
Power Authority
01/05/00    5.50%*                     1,100,000     1,100,000
New York City
Transitional
01/05/00    5.50%*                       100,000       100,000
New York City
Water & Sewer System
01/03/00    4.50%*                       500,000       500,000
                                                   -----------
                                                     1,700,000
                                                   -----------
NORTH CAROLINA - 4.1%
Mecklenburg County
01/06/00    5.30%*                     2,300,000     2,300,000
                                                   -----------
OHIO - 6.7%
Mansfield City
School District
07/18/00    4.40%                      2,000,000     2,005,160
Medina County Housing
Oaks at Medina
01/06/00    5.47%*                     1,800,000     1,800,000
                                                   -----------
                                                     3,805,160
                                                   -----------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1999 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due        Discount Rate or          Principal       Value
Date         Coupon Rate               Amount      (Note 1)
----       ----------------          ---------     --------
MUNICIPAL BONDS & NOTES (CONTINUED)
OKLAHOMA - 1.8%
Tulsa County
Independent School
05/01/00    4.88%                    $ 1,000,000  $  1,004,035
                                                  ------------
PENNSYLVANIA - 4.7%
Luzerne County
Convention Center
01/06/00    5.35%*                     1,790,000     1,790,000
Pennsylvania State
Higher Education
01/05/00    5.50%*                       300,000       300,000
Sayre
Healthcare Facilities
01/05/00    5.65%*                       400,000       400,000
Washington County
Higher Education
01/05/00    5.55%*                       200,000       200,000
                                                  ------------
                                                     2,690,000
                                                  ------------
SOUTH CAROLINA - 1.6%
Piedmont
Power Agency
01/05/00    5.65%*                       900,000       900,000
                                                  ------------
TENNESSEE - 8.6%
Chattanooga Health, Education & Housing
Baylor
01/05/00    5.55%*                     1,110,000     1,110,000
Clarksville Public Building Authority
01/06/00    5.40%*                     1,250,000     1,250,000
Memphis
01/05/00    5.80%*                       700,000       700,000
Metro. Gov't Nashville
Airport
01/05/00    5.65%*                       800,000       800,000
Washington County
Industrial Development Springbrook
Property
01/05/00    5.55%*                     1,050,000     1,050,000
                                                  ------------
                                                     4,910,000
                                                  ------------
TEXAS - 4.8%
Harris County
02/17/00    3.90%                      1,000,000     1,000,000
Texas State
08/31/00    4.50%                      1,700,000     1,706,834
                                                  ------------
                                                     2,706,834
                                                  ------------
UTAH - 0.9%
Salt Lake City
01/05/00    5.65%*                       500,000       500,000
                                                  ------------
VIRGINIA - 7.4%
Hampton
Housing Authority
01/05/00    5.50%*                     2,000,000     2,000,000

Lynchburg
Industrial Development Authority
01/05/00    5.75%*                     2,200,000     2,200,000
                                                  ------------
                                                     4,200,000
                                                  ------------
WASHINGTON - 6.7%
King County
School District No. 403
06/01/00    4.00%                      1,000,000     1,004,060
Port Anacortes
02/09/00    3.70%                      1,500,000     1,500,000
Snohomish County
Public Utilities
01/05/00    5.15%*                     1,300,000     1,300,000
                                                  ------------
                                                     3,804,060
                                                  ------------
TOTAL MUNICIPAL BONDS & NOTES                       56,763,824
                                                  ------------
TOTAL INVESTMENTS - 100%                          $ 56,763,824
                                                  ============


* Floating or variable rate security - rate disclosed as of December 31, 1999. Maturity date represents the next interest rate reset date.

INCOME TAX INFORMATION:

Total cost for Federal income tax purposes - $56,763,824

UNAUDITED INCOME TAX INFORMATION:

Municipal Money Market Portfolio had designated all dividends paid during the six months ended December 31, 1999 as exempt-interest dividends. Thus, 100% of these distributions are exempt from Federal income tax.


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

CASH RESERVE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999 (Unaudited)
(Showing Percentage of Total Value of Investments)

Due        Discount Rate or          Principal       Value
Date         Coupon Rate               Amount      (Note 1)
----       ----------------          ---------     --------
U.S. GOVERNMENT OBLIGATIONS - 22.2%
Federal Home Loan Bank
01/03/00    5.08%                    $ 25,603,000  $ 25,600,866
                                                  -------------
CERTIFICATE OF DEPOSIT - 1.7%
Nationsbank Carolinas
01/06/00    5.00%                       2,000,000     1,999,995
                                                   ------------
COMMERCIAL PAPER - 47.5%
ASSET-BACKED SECURITIES - 6.9%
CC USA, Inc.
02/18/00    5.50%                       3,000,000     2,978,000
Centric Capital Corp.
02/29/00    5.65%                       5,000,000     4,953,701
                                                   ------------
                                                      7,931,701
                                                   ------------
BROKER/DEALERS - 3.4%
Morgan Stanley Dean Witter &Co.
03/28/00    6.15%                       4,000,000     3,940,550
                                                   ------------
BUSINESS CREDIT INSTITUTIONS - 3.4%
General Electric Capital Corp.
04/11/00    5.83%                       4,000,000     3,934,574
                                                   ------------
ENERGY - 6.9%
Alcatel Alsthom Inc.
03/15/00    5.95%                       4,000,000     3,951,078
Allegheny Energy Inc.
03/10/00    5.78%                       4,000,000     3,955,687
                                                   ------------
                                                      7,906,765
                                                   ------------
FINANCIAL SERVICES - 14.3%
Atlantis One Funding Corp.
04/20/00    5.80%                       4,000,000     3,929,111
Banque National De Paris
05/31/00    6.05%                       3,635,000     3,542,757
Norwest Financial Inc.
03/09/00    5.92%                       4,000,000     3,955,271
Paccar Financial Corp.
01/03/00    4.50%                       5,000,000     4,998,750
                                                   ------------
                                                     16,425,889
                                                   ------------
MOTOR VEHICLES & CAR BODIES - 3.4%
DaimlerChrysler Corp.
03/29/00    5.83%                       4,000,000     3,942,996
                                                  -------------
PERSONAL CREDIT INSTITUTIONS - 5.7%
Associates Corp. of North America
03/31/00    5.89%                       5,000,000     4,926,375
HD Real Estate Funding Corp.
02/22/00    5.80%                       1,604,000     1,590,562
                                                   ------------
                                                      6,516,937
                                                   ------------
TOBACCO - 4.3%
UST Inc.
03/28/00    5.90%                       5,000,000     4,928,708
                                                  -------------
TOTAL COMMERCIAL PAPER                               55,528,120
                                                  -------------
VARIABLE RATE NOTES - 28.6%
ASSET-BACKED SECURITIES - 3.5%
SMM Trust 1999-E**
04/05/00    6.11%*                      4,000,000     4,000,000
                                                   ------------
BROKER/DEALERS - 4.3%
Goldman Sachs Group**
01/07/00    6.33%*                      5,000,000     5,000,154
                                                   ------------
CHEMICAL & ALLIED PRODUCTS - 3.5%
Dow Chemical Co.
03/15/00    6.02%*                      4,000,000     3,999,700
                                                   ------------
FINANCIAL SERVICES - 8.7%
Bank One Corp.
10/06/00    6.18%*                      4,000,000     3,998,870
Fleet Financial Group Inc.
07/28/00    6.27%*                      2,000,000     2,000,094
Key Bank
06/14/00    6.03%*                      4,000,000     3,998,935
                                                   ------------
                                                      9,997,899
                                                   ------------
SHORT-TERM BUSINESS CREDIT INSTITUTIONS - 7.8%
AT&T Corp.**
07/13/00    6.14%*                      4,000,000     3,999,152
Texaco Capital Corp.
05/03/00    6.01%*                      5,000,000     4,998,345
                                                   ------------
                                                      8,997,497
                                                   ------------
TOTAL VARIABLE RATE NOTES                            31,995,250
                                                   ------------
TOTAL INVESTMENTS - 100%                           $115,124,231
                                                   ============

* Floating or variable rate security - rate disclosed as of December 31, 1999. Maturity date represents the next interest rate reset.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities amounted to a value of $12,999,306 or 11.3% of net assets.

INCOME TAX INFORMATION:

Total cost for income tax purposes - $115,124,231


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1999 (Unaudited)

                                                   GROWTH & INCOME   CAPITAL APPRECIATION
                                                      PORTFOLIO           PORTFOLIO
                                                   ---------------   ---------------------
ASSETS:
Investments, at value (cost-see below)(Note 1)     $   996,227,385      $    44,228,673
Receivable for investments sold                          2,346,089                    0
Receivable for portfolio shares sold                       746,997                5,950
Dividends receivable                                     1,110,411                2,105
Interest receivable                                        101,983                6,852
Other assets                                                27,957                    0
                                                   ---------------      ---------------
       Total assets                                  1,000,560,822           44,243,580
                                                   ---------------      ---------------

LIABILITIES:
Payable for shares redeemed                                 42,894                    0
Accrued advisory fee                                       414,831               23,117
Accrued administration fee                                 121,966                4,961
Accrued co-administration fee                               41,219                1,720
Accrued 12b-1 fee                                           68,246                  261
Accrued shareholder servicing fee                           42,432                  652
Other payables and accrued expenses                        196,642               68,493
                                                   ---------------      ---------------
       Total liabilities                                   928,230               99,204
                                                   ---------------      ---------------
NET ASSETS                                         $   999,632,592      $    44,144,376
                                                   ===============      ===============

NET ASSETS CONSIST OF:
Paid in capital                                    $   599,515,272      $    36,622,656
Overdistributed net investment income                     (242,489)            (156,720)
Accumulated net realized gain (loss) on
   investments                                          23,879,416           (1,317,125)
Net unrealized appreciation
   in value of investments                             376,480,393            8,995,565
                                                   ---------------      ---------------
NET ASSETS                                         $   999,632,592      $    44,144,376
                                                   ===============      ===============

COST OF INVESTMENTS                                $   619,746,992      $    35,233,108
                                                   ===============      ===============

NET ASSET VALUE PER SHARE
Net Assets
   Class I                                         $   792,784,770      $    40,826,933
   Class II                                        $   101,902,462      $     2,775,056
   Class III                                       $   102,581,403      $       539,089
   Class IV                                        $     2,363,957      $         3,298
                                                   ---------------      ---------------
Shares outstanding of $.001 par value capital
   stock, unlimited shares authorized
   Class I                                              31,755,191            3,256,678
   Class II                                              4,077,924              222,933
   Class III                                             4,166,564               44,192
   Class IV                                                 94,982                  263
                                                   ---------------      ---------------
Net Asset Value and redemption price per
  share
   Class I                                         $         24.97      $         12.54
   Class II                                        $         24.99      $         12.45
   Class III                                       $         24.62      $         12.20
   Class IV                                        $         24.89      $         12.55
                                                   ---------------      ---------------
Maximum offering price per share
   Class I (no sales charge)                       $         24.97      $         12.54
   Class II (net asset value plus maximum
      sales charge of 5.75% of offering price)     $         26.51      $         13.21
   Class III (no sales charge)                     $         24.62      $         12.20
   Class IV(no sales charge)                       $         24.89      $         12.55
                                                   ---------------      ---------------


    The accompanying notes are an integral part of the financial statements.


-------------------------------------------------------------------------     15

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1999 (Unaudited)


                                                        BOND        INTERMEDIATE BOND  TENNESSEE TAX-FREE
                                                      PORTFOLIO         PORTFOLIO           PORTFOLIO
                                                    -------------   -----------------  ------------------
ASSETS:
Investments, at value (cost-see below) (Note 1)     $ 228,819,212      $ 221,919,910      $ 202,450,860
Receivable for portfolio shares sold                        2,462             14,123             35,000
Interest receivable                                     4,221,971          3,877,460          3,246,115
Other assets                                                3,525              4,072              3,734
                                                    -------------      -------------      -------------
       Total assets                                   233,047,170        225,815,565        205,735,709
                                                    -------------      -------------      -------------

LIABILITIES:
Payable for shares redeemed                                13,261                680            152,095
Accrued advisory fee                                       27,789                  0                  0
Accrued administration fee                                 28,640             28,311             28,817
Accrued co-administration fee                               9,543              9,422              8,734
Dividends payable                                         343,104            583,485            672,120
Accrued 12b-1 fee                                           2,440                395              3,087
Accrued shareholder servicing fee                           2,109              1,208              1,017
Other payables and accrued expenses                        66,127             96,525             99,921
                                                    -------------      -------------      -------------
       Total liabilities                                  493,013            720,026            965,791
                                                    -------------      -------------      -------------
NET ASSETS                                          $ 232,554,157      $ 225,095,539      $ 204,769,918
                                                    =============      =============      =============

NET ASSETS CONSIST OF:
Paid in capital                                     $ 243,618,917      $ 232,830,918      $ 207,860,956
(Over) Undistributed net investment income               (103,231)           107,640             32,314
Accumulated net realized loss on
   investments                                            (80,640)          (364,363)          (264,862)
Net unrealized depreciation
   in value of investments                            (10,880,889)        (7,478,656)        (2,858,490)
                                                    -------------      -------------      -------------
NET ASSETS                                          $ 232,554,157      $ 225,095,539      $ 204,769,918
                                                    =============      =============      =============

COST OF INVESTMENTS                                 $ 239,700,101      $ 229,398,566      $ 205,309,350
                                                    =============      =============      =============

NET ASSET VALUE PER SHARE
Net Assets
   Class I                                          $ 224,536,632      $ 217,711,127      $ 180,063,854
   Class II                                         $   5,585,641      $   6,403,574      $  11,224,665
   Class III                                        $   2,431,884      $     980,838      $  13,377,768
   Class IV                                                   n/a                n/a      $     103,631
                                                    -------------      -------------      -------------
Shares outstanding of $.001 par value capital
   stock, unlimited shares authorized
   Class I                                             23,675,790         22,716,281         18,279,344
   Class II                                               590,421            668,149          1,137,123
   Class III                                              256,201            102,371          1,356,862
   Class IV                                                   n/a                n/a             10,517
                                                    -------------      -------------      -------------
Net Asset Value and redemption price per
  share
   Class I                                          $        9.48      $        9.58      $        9.85
   Class II                                         $        9.46      $        9.58      $        9.87
   Class III                                        $        9.49      $        9.58      $        9.86
   Class IV                                                   n/a                n/a      $        9.85
                                                    -------------      -------------      -------------
Maximum offering price per share
   Class I (no sales charge)                        $        9.48      $        9.58      $        9.85
   Class II (net asset value plus maximum
      sales charge of 3.75%, 2.50% and 2.50%,
      respectively, of offering price)              $        9.83      $        9.83      $       10.12
   Class III (no sales charge)                      $        9.49      $        9.58      $        9.86
   Class IV(no sales charge)                                  n/a                n/a      $        9.85
                                                    -------------      -------------      -------------


    The accompanying notes are an integral part of the financial statements.

16     -------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1999 (Unaudited)

                                               U.S. TREASURY     U.S. GOVERNMENT       MUNICIPAL            CASH
                                                MONEY MARKET      MONEY MARKET       MONEY MARKET          RESERVE
                                                 PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                               -------------     ---------------     -------------      -------------
ASSETS:
Investments, at value (1)(Note 1)              $  10,345,100      $ 113,322,174      $  56,763,824      $ 115,124,231
Cash                                                      88                  0             16,546                405
Receivable for portfolio shares sold                  29,250                  0                  0             84,016
Interest receivable                                      114            397,210            372,448            394,963
Other assets                                               0              1,075                448              1,136
                                               -------------      -------------      -------------      -------------
       Total assets                               10,374,552        113,720,459         57,153,266        115,604,751
                                               -------------      -------------      -------------      -------------
LIABILITIES:
Payable for shares redeemed                           29,250                  0                  0             45,825
Dividends payable                                     31,285            424,957            144,392            144,987
Accrued management fee                                     0              9,058              4,465              9,264
Accrued administration fee                                 0              6,786                  0             10,375
Accrued co-administration fee                              0              2,309              1,277              2,323
Accrued 12b-1 fee                                      1,853              1,857              1,038             15,754
Other payables and accrued expenses                   37,858             88,151             23,453             53,985
                                               -------------      -------------      -------------      -------------
       Total liabilities                             100,246            533,118            174,625            282,513
                                               -------------      -------------      -------------      -------------
NET ASSETS                                     $  10,274,306      $ 113,187,341      $  56,978,641      $ 115,322,238
                                               =============      =============      =============      =============

NET ASSETS CONSIST OF:
Paid in capital                                $  10,283,409      $ 113,202,924      $  56,982,907      $ 115,323,387
(Over) undistributed net investment income                73                331               (357)            (1,366)
Accumulated net realized gain (loss)
   on investments                                     (9,176)           (15,914)            (3,909)               217
                                               -------------      -------------      -------------      -------------
NET ASSETS                                     $  10,274,306      $ 113,187,341      $  56,978,641      $ 115,322,238
                                               =============      =============      =============      =============

NET ASSET VALUE, offering price and
    redemption price per share (2)             $        1.00      $        1.00      $        1.00      $        1.00
                                               =============      =============      =============      =============



(1) Including repurchase agreements for the U.S. Treasury Money Market, U.S. Government Money Market, Municipal Money Market, and Cash Reserve Portfolios in the amounts of $1,445,000, $5,990,000, $0 and $0 respectively.

(2)

                                                            Shares Outstanding
                                             Net         $.001 par value, unlimited
                                            Assets           shares authorized)
                                        -------------   --------------------------
     U.S. Treasury Money Market
        Class I                         $   8,370,724          8,375,480
        Class III                           1,903,482          1,907,829
        Class IV                                  100                100
     U.S. Government Money Market
        Class I                           109,060,119        109,075,510
        Class III                           4,127,222          4,127,414
     Municipal Money Market
        Class I                            51,130,951         51,135,190
        Class III                           5,847,690          5,847,717
     Cash Reserve
        Class I                            34,040,343         34,039,922
        Class III                          81,281,895         81,283,465



    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------     17

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Six Months ended December 31, 1999 (Unaudited)

                                          GROWTH & INCOME  CAPITAL APPRECIATION
                                             PORTFOLIO          PORTFOLIO
                                          ---------------  --------------------
INVESTMENT INCOME:
Dividends                                  $  5,361,330      $     13,148
Interest                                      1,145,604            49,367
                                           ------------      ------------
       Total investment income                6,506,934            62,515
                                           ------------      ------------
EXPENSES:
Management fee (Note 3)                       3,174,756           153,406
Administration fee (Note 4)                     732,636            27,072
Co-administration fee (Note 4)                  244,212             9,024
 Fund accounting/Custodian fee                   92,789            33,271
 Transfer Agent fee                             154,948               317
 Transfer Agent Out of Pocket fee:
   Class I                                          429               215
   Class II                                      13,739             1,276
   Class III                                     12,344               263
   Class IV                                          79                 0
 Blue Sky fee:
   Class I                                        9,536                 0
   Class II                                       4,416               387
   Class III                                     10,120               218
   Class IV                                          83                 0
Distribution fee:
   Class III                                    364,520             1,490
   Class IV                                       3,949                 3
Shareholder servicing fee:
   Class II                                     113,385             2,712
   Class III                                    121,507               496
Trustees fee                                      9,892             2,727
Registration fee                                      0             2,512
Audit                                            64,400                 0
Legal                                            26,824             2,504
Reports to Shareholders                          22,983             1,685
Miscellaneous                                    46,338             6,729
                                           ------------      ------------
   Total expenses before waiver               5,223,885           246,307
Waiver of expenses (Note 5)                    (732,636)          (27,072)
                                           ------------      ------------
   Net expenses                               4,491,249           219,235
                                           ------------      ------------

NET INVESTMENT INCOME (LOSS)                  2,015,685          (156,720)
                                           ------------      ------------

Net realized gain on investments             54,724,496         1,834,965
Change in net unrealized appreciation/
   depreciation                               4,473,043         6,323,244
                                           ------------      ------------
Net gain on investments                      59,197,539         8,158,209
                                           ------------      ------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                         $ 61,213,224      $  8,001,489
                                           ============      ============



    The accompanying notes are an integral part of the financial statements.

18     -------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
For the Six Months ended December 31, 1999 (Unaudited)

                                                   BOND         INTERMEDIATE BOND  TENNESSEE TAX-FREE
                                                 PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                -----------     -----------------  ------------------
INTEREST INCOME                                 $ 7,579,579        $ 6,950,959        $ 5,294,732
                                                -----------        -----------        -----------
EXPENSES:
Management fee (Note 3)                             643,541            559,609            531,925
Administration fee (Note 4)                         175,511            167,883            159,578
 Co-administration fee (Note 4)                      58,504             55,961             53,192
 Fund Accounting/Custodian fee                       56,718             51,626             75,017
 Transfer Agent fee                                  30,953             34,173             17,235
 Transfer Agent Out of Pocket fee:
   Class I                                              214                515                 28
   Class II                                             229                673                758
   Class III                                            787                 98              1,047
   Class IV                                              --                 --                  3
 Blue Sky fee:
   Class I                                            1,272              1,874                252
   Class II                                           1,277                523                252
   Class III                                            730                522                252
   Class IV                                              --                 --                  2
 Distribution fee:
   Class III                                          9,635              3,922             58,095
   Class IV                                              --                 --                195
 Shareholder Servicing fee:
   Class II                                           6,747              6,757              6,120
   Class III                                          3,202              1,304                  0
Trustees fee                                          4,558              4,105              3,987
Registration fee                                          0              3,128              3,607
Audit                                                 5,120              4,380              8,888
Legal                                                 4,232              4,048             14,816
Reports to Shareholders                               4,243             11,470             13,402
Miscellaneous                                        14,185             13,382             12,765
                                                -----------        -----------        -----------
   Total expenses before waiver                   1,021,658            925,953            961,416
Waiver of expenses (Note 5)                        (471,261)          (560,923)          (551,290)
Fees reimbursed by administrator (Note 5)                 0                  0             (2,860)
                                                -----------        -----------        -----------
   Net expenses                                     550,397            365,030            407,266
                                                -----------        -----------        -----------
NET INVESTMENT INCOME                             7,029,182          6,585,929          4,887,466
                                                -----------        -----------        -----------
Net realized loss on investments                   (130,015)          (279,516)          (241,029)
Change in net unrealized appreciation/
   depreciation                                  (7,551,860)        (4,110,372)        (4,416,847)
                                                -----------        -----------        -----------
Net loss on investments                          (7,681,875)        (4,389,888)        (4,657,876)
                                                -----------        -----------        -----------

NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                              $  (652,693)       $ 2,196,041        $   229,590
                                                ===========        ===========        ===========


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------     19

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Six Months Ended December 31, 1999 (Unaudited)

                                              U.S. TREASURY    U.S. GOVERNMENT       MUNICIPAL
                                              MONEY MARKET       MONEY MARKET       MONEY MARKET       CASH RESERVE
                                               PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                              -----------        -----------        -----------        -----------
INTEREST INCOME                               $   321,584        $ 2,548,525        $   947,797        $ 2,813,070
                                              -----------        -----------        -----------        -----------
EXPENSES:
Management fee (Note 3)                             3,396            120,877             67,844            127,723
Administration fee (Note 4)                         4,641             36,280             20,339             38,401
Co-administration fee (Note 4)                      3,094             24,186             13,559             25,601
Fund accounting/Custodian fee                      25,963             24,492                233             15,634
Blue sky fee:
   Class I                                            690              1,772              1,406              1,327
   Class III                                        2,624              1,598              1,840              1,750
   Class IV                                            14                 --                 --                 --
Distribution fee:
   Class III                                        3,638              4,995              6,610             88,044
   Class IV                                            70                 --                 --                 --
Transfer Agent fee                                  4,601             12,571             13,055             16,283
Trustees fee                                          184              1,855                  0              2,002
Audit                                                 552                  0                  0                  0
Legal                                                 184              1,656                  0              2,647
Reports to shareholders                               368              3,406              1,000              4,449
Registration                                            0                  0                  0             14,106
Miscellaneous                                       4,289              5,825              4,000              6,172
                                              -----------        -----------        -----------        -----------
   Total expenses before waiver                    54,308            239,513            129,886            344,139
Waiver of expenses (Note 5)                       (18,210)           (84,641)           (47,467)           (89,547)
                                              -----------        -----------        -----------        -----------
   Net expenses                                    36,098            154,872             82,419            254,592
                                              -----------        -----------        -----------        -----------

NET INVESTMENT INCOME                             285,486          2,393,653            865,378          2,558,478
                                              -----------        -----------        -----------        -----------

Net realized gain (loss) on investments             8,581             (6,987)                 1                  0
                                              -----------        -----------        -----------        -----------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                 $   294,067        $ 2,386,666        $   865,379        $ 2,558,478
                                              ===========        ===========        ===========        ===========


    The accompanying notes are an integral part of the financial statements.

20     -------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                         GROWTH & INCOME                        CAPITAL APPRECIATION
                                                             PORTFOLIO                              PORTFOLIO
                                            ---------------------------------------------------------------------------------
                                            FOR THE SIX MONTHS      FOR THE YEAR       FOR THE SIX MONTHS     FOR THE YEAR
                                             ENDED DECEMBER 31,    ENDED JUNE 30,      ENDED DECEMBER 31,     ENDED JUNE 30,
                                             1999 (UNAUDITED)           1999             1999(UNAUDITED)           1999
                                            ------------------     --------------      ------------------     ---------------
OPERATIONS:
   Net investment income (loss)                $   2,015,685        $   3,696,398        $    (156,720)       $    (343,925)
   Net realized gain (loss) on
     investments                                  54,724,496           88,739,605            1,834,965           (3,081,885)
   Change in net unrealized
     appreciation/depreciation                     4,473,043          104,769,457            6,323,244            2,466,249
                                               -------------        -------------        -------------        -------------
   Net increase (decrease) in net assets
     from operations                              61,213,224          197,205,460            8,001,489             (959,561)
                                               -------------        -------------        -------------        -------------
DISTRIBUTIONS:
From net investment income:
   Class I                                        (2,084,015)          (3,611,722)                   0                    0
   Class II                                         (171,838)             (98,157)                   0                    0
   Class III                                               0                    0                    0                    0
   Class IV                                                0                    0                    0                    0
From net realized gain:
   Class I                                       (83,965,430)         (18,142,545)                   0             (780,800)
   Class II                                      (10,248,758)          (1,602,790)                   0              (37,718)
   Class III                                     (10,564,379)          (2,209,366)                   0              (10,677)
   Class IV                                         (196,133)                   0                    0                    0
                                               -------------        -------------        -------------        -------------
Net decrease in net assets
   from distributions                           (107,230,553)         (25,664,580)                   0             (829,195)
                                               -------------        -------------        -------------        -------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares                  69,929,406          116,277,623              688,298            2,147,360
   Reinvested dividends                           67,417,122           15,884,506                    0              796,222
   Cost of shares redeemed                       (61,105,206)        (111,879,817)            (791,933)          (3,913,074)
                                               -------------        -------------        -------------        -------------
   Net increase (decrease) in net assets
     from share transactions                      76,241,322           20,282,312             (103,635)            (969,492)
                                               -------------        -------------        -------------        -------------
        Total increase (decrease) in
           net assets                             30,223,993          191,823,192            7,897,854           (2,758,248)

NET ASSETS:
   Beginning of period                           969,408,599          777,585,407           36,246,522           39,004,770
                                               -------------        -------------        -------------        -------------

   End of period*                              $ 999,632,592        $ 969,408,599        $  44,144,376        $  36,246,522
                                               =============        =============        =============        =============
*Includes (over) undistributed
      net investment income of                 $    (242,489)       $      (2,321)       $    (156,720)       $           0



    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------     21

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                            BOND                                  INTERMEDIATE BOND
                                                          PORTFOLIO                                   PORTFOLIO
                                              -------------------------------------------------------------------------------
                                              For the Six Months      For the Year       For the Six Months     For the Year
                                                Ended December 31,    Ended June 30,      Ended December 31,    Ended June 30,
                                                1999 (Unaudited)          1999            1999 (Unaudited)          1999
                                              --------------------    --------------     -------------------    -------------
OPERATIONS:
   Net investment income                         $   7,029,182        $  13,212,685        $   6,585,929        $  12,357,769
                                                 -------------        -------------       --------------        -------------
   Net realized gain (loss) on investments            (130,015)           1,106,799             (279,516)             157,324
   Change in net unrealized
     appreciation/depreciation                      (7,551,860)          (9,618,801)          (4,110,372)          (5,299,490)
                                                 -------------        -------------        -------------        -------------
   Net increase (decrease) in net assets
     from operations                                  (652,693)           4,700,683            2,196,041            7,215,603
                                                 -------------        -------------        -------------        -------------

DISTRIBUTIONS:
From net investment income:
   Class I                                          (6,808,783)         (12,947,111)          (6,406,221)         (12,192,668)
   Class II                                           (154,721)            (205,107)            (152,816)            (133,188)
   Class III                                           (66,006)            (118,305)             (26,225)             (31,913)
From net realized gain:
   Class I                                            (746,146)          (1,953,692)                   0             (478,824)
   Class II                                            (18,564)             (29,251)                   0               (6,249)
   Class III                                            (8,127)             (23,546)                   0               (1,405)
                                                 -------------        -------------        -------------        -------------
Net decrease in net assets
   from distributions                               (7,802,347)         (15,277,012)          (6,585,262)         (12,844,247)
                                                 -------------        -------------        -------------        -------------
SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares                    14,531,181           30,018,648           29,697,976           57,021,977
   Reinvested dividends                              5,164,475           10,217,950            2,732,905            5,439,657
   Cost of shares redeemed                         (10,982,594)         (20,365,500)         (26,398,288)         (34,193,286)
                                                 -------------        -------------        -------------        -------------
   Net increase in net assets
     from share transactions                         8,713,062           19,871,098            6,032,593           28,268,348
                                                 -------------        -------------        -------------        -------------

        Total increase in net assets                   258,022            9,294,769            1,643,372           22,639,704

NET ASSETS:
   Beginning of period                             232,296,135          223,001,366          223,452,167          200,812,463
                                                 -------------        -------------        -------------        -------------

   End of period*                                $ 232,554,157        $ 232,296,135        $ 225,095,539        $ 223,452,167
                                                 =============        =============        =============        =============

*Includes (over) undistributed
     net investment income of                    $    (103,231)       $    (102,903)       $     107,640        $     106,973



    The accompanying notes are an integral part of the financial statements.

22     -------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                             TENNESSEE TAX-FREE
                                                                 PORTFOLIO
                                                     ------------------------------------
                                                     For the Six Months     For the Year
                                                     Ended December 31,    Ended June 30,
                                                      1999 (Unaudited)        1999
                                                     ------------------    -------------
OPERATIONS:
   Net investment income                              $   4,887,466        $   9,464,899
   Net realized gain (loss) on investments                 (241,029)             352,760
   Change in net unrealized
     appreciation/depreciation                           (4,416,847)          (4,927,848)
                                                      -------------        -------------
   Net increase in net assets
     from operations                                        229,590            4,889,811
                                                      -------------        -------------

DISTRIBUTIONS:
From net investment income:
   Class I                                               (4,289,981)          (8,303,485)
   Class II                                                (275,318)            (496,265)
   Class III                                               (320,869)            (665,149)
   Class IV                                                  (1,043)                   0
From net realized gain:
   Class I                                                 (245,870)            (513,687)
   Class II                                                 (15,221)             (31,953)
   Class III                                                (18,938)             (44,141)
   Class IV                                                    (141)                   0
                                                      -------------        -------------
Net decrease in net assets
   from distributions                                    (5,167,381)         (10,054,680)
                                                      -------------        -------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares                         16,991,019           60,438,058
   Reinvested dividends                                     570,608            1,088,193
   Cost of shares redeemed                              (23,903,879)         (35,438,573)
                                                      -------------        -------------
   Net increase (decrease) in net assets
     from share transactions                             (6,342,252)          26,087,678
                                                      -------------        -------------

        Total increase (decrease) in net assets         (11,280,043)          20,922,809

NET ASSETS:
   Beginning of period                                  216,049,961          195,127,152
                                                      -------------        -------------
   End of period*                                     $ 204,769,918        $ 216,049,961
                                                      =============        =============

*Includes undistributed
     net investment income of                         $      32,314        $      32,059


    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------     23

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                        U.S. TREASURY MONEY                      U.S. GOVERNMENT MONEY
                                                          MARKET PORTFOLIO                         MARKET PORTFOLIO
                                             -------------------------------------------------------------------------------
                                             For the Six Months      For the Year       For the Six Months     For the Year
                                             Ended December 31,      Ended June 30,      Ended December 31,   Ended June 30,
                                              1999 (Unaudited)           1999            1999 (Unaudited)          1999
                                             ------------------      --------------     ------------------    --------------
OPERATIONS:
    Net investment income                       $     285,486        $   2,429,867        $   2,393,653        $   4,405,001
    Net realized gain (loss) on
      investments                                       8,581                2,940               (6,987)              (1,107)
                                                -------------        -------------        -------------        -------------
    Net increase in net assets from
      operations                                      294,067            2,432,807            2,386,666            4,403,894
                                                -------------        -------------        -------------        -------------
DISTRIBUTIONS:
From net investment income
    Class I                                          (221,551)            (666,882)          (2,301,913)          (4,289,430)
    Class III                                         (63,473)          (1,762,992)             (91,740)            (115,571)
    Class IV                                             (462)                   0                   --                   --
                                                -------------        -------------        -------------        -------------
Net decrease in net assets from
    distributions                                    (285,486)          (2,429,874)          (2,393,653)          (4,405,001)
                                                -------------        -------------        -------------        -------------

SHARE TRANSACTIONS AT NET ASSET VALUE
OF $1.00 PER SHARE (NOTE 2):
    Proceeds from sales of shares                  32,541,390          158,496,952          117,546,513          148,976,160
    Reinvested dividends                               63,097              478,573               91,238              114,515
    Cost of shares redeemed                       (34,308,295)        (208,610,939)        (100,196,223)        (144,105,292)
                                                -------------        -------------        -------------        -------------
    Net increase (decrease) in net assets
       from share transactions                     (1,703,808)         (49,635,414)          17,441,528            4,985,383
                                                -------------        -------------        -------------        -------------

         Total increase (decrease) in
            net assets                             (1,695,227)         (49,632,481)          17,434,541            4,984,276

NET ASSETS:
    Beginning of period                            11,969,533           61,602,014           95,752,800           90,768,524
                                                -------------        -------------        -------------        -------------

    End of period*                              $  10,274,306        $  11,969,533        $ 113,187,341        $  95,752,800
                                                =============        =============        =============        =============

*Includes undistributed net
    investment income of                        $          73        $          73        $         331        $         331


    The accompanying notes are an integral part of the financial statements.

24     -------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                        MUNICIPAL MONEY                             CASH RESERVE
                                                        MARKET PORTFOLIO                               PORTFOLIO
                                             --------------------------------------------------------------------------------
                                             For the Six Months      For the Year       For the Six Months     For the Year
                                             Ended December 31,      Ended June 30,      Ended December 31,    Ended June 30,
                                              1999 (Unaudited)            1999           1999 (Unaudited)         1999
                                             ------------------      --------------     ------------------    --------------

OPERATIONS:
    Net investment income                       $     865,378        $   1,408,437        $   2,558,478        $   4,464,245
    Net realized gain on
        investments                                         1                    0                    0                3,447
                                                -------------        -------------        -------------        -------------
    Net increase in net assets from
       operations                                     865,379            1,408,437            2,558,478            4,467,692
                                                -------------        -------------        -------------        -------------

DISTRIBUTIONS:
From net investment income
    Class I                                          (788,146)          (1,297,153)            (812,295)          (1,682,792)
    Class III                                         (77,589)            (111,284)          (1,747,571)          (2,781,453)
                                                -------------        -------------        -------------        -------------
Net decrease in net assets from
    distributions                                    (865,735)          (1,408,437)          (2,559,866)          (4,464,245)
                                                -------------        -------------        -------------        -------------

SHARE TRANSACTIONS AT NET ASSET VALUE
OF $1.00 PER SHARE (NOTE 2):
    Proceeds from sales of shares                  45,959,224          107,473,646           94,874,864          187,659,183
    Reinvested dividends                               77,287              111,074            1,735,271            2,753,796
    Cost of shares redeemed                       (50,828,220)         (86,022,985)         (73,598,332)        (196,589,773)
                                                -------------        -------------        -------------        -------------
    Net increase (decrease) in net assets
      from share transactions                      (4,791,709)          21,561,735           23,011,803           (6,176,794)
                                                -------------        -------------        -------------        -------------

          Total increase (decrease)
            in net assets                          (4,792,065)          21,561,735           23,010,415           (6,173,347)

NET ASSETS:
    Beginning of period                            61,770,706           40,208,971           92,311,823           98,485,170
                                                -------------        -------------        -------------        -------------

    End of period*                              $  56,978,641        $  61,770,706        $ 115,322,238        $  92,311,823
                                                =============        =============        =============        =============

*Includes (over) undistributed net
    investment income of                        $        (357)       $           0        $      (1,366)       $          22



    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------     25

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO

                                                                                       CLASS I
                                                  ---------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ---------------------------------------------------------------------------
                                                          1999         1999        1998        1997        1996        1995
                                                        --------     --------    --------    --------    --------    --------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $  26.26     $  21.56    $  17.03    $  14.12    $  12.22    $  10.53
                                                        --------     --------    --------    --------    --------    --------
Income from investment
operations:
Net investment income                                       0.07         0.13        0.17        0.18        0.19        0.23
Net realized and unrealized gain on investments             1.54         5.30        5.25        3.75        2.58        2.21
                                                        --------     --------    --------    --------    --------    --------
Total from investment operations                            1.61         5.43        5.42        3.93        2.77        2.44
                                                        --------     --------    --------    --------    --------    --------
Distributions:
Net investment income                                      (0.07)       (0.12)      (0.17)      (0.18)      (0.19)      (0.23)
Net realized gain                                          (2.83)       (0.61)      (0.72)      (0.84)      (0.68)      (0.52)
                                                        --------     --------    --------    --------    --------    --------
Total distributions                                        (2.90)       (0.73)      (0.89)      (1.02)      (0.87)      (0.75)
                                                        --------     --------    --------    --------    --------    --------
Net asset value, end of period                          $  24.97     $  26.26    $  21.56    $  17.03    $  14.12    $  12.22
                                                        ========     ========    ========    ========    ========    ========

TOTAL RETURN+                                               6.53%#      25.69%       2.55%      28.83%      23.54%      24.20%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $792,785     $790,985    $651,363    $221,136    $159,146    $114,000
Ratio of expenses to average daily net assets(1)            0.79%*       0.80%       0.82%       0.83%       0.76%       0.47%
Ratio of net investment income to average net assets        0.54%*       0.57%       0.78%       1.19%       1.40%       2.12%
Portfolio turnover rate                                       17%*         21%          7%         25%         41%         33%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                0.93%*       0.95%       0.97%       0.98%       1.00%       0.99%



                                                                                 CLASS II
                                                  ---------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                  ---------------------------------------------------------------
                                                          1999         1999        1998         1997       1996**
                                                        --------     --------    --------    --------    --------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $  26.30     $  21.58    $  17.05    $  14.12    $  13.05
                                                        --------     --------    --------    --------    --------
Income from investment
 operations:
Net investment income                                       0.03         0.06        0.10        0.13        0.09
Net realized and unrealized gain on investments             1.54         5.31        5.27        3.76        1.74
                                                        --------     --------    --------    --------    --------
Total from investment operations                            1.57         5.37        5.37        3.89        1.83
                                                        --------     --------    --------    --------    --------
Distributions:
Net investment income                                      (0.05)       (0.04)      (0.12)      (0.12)      (0.08)
Net realized gain                                          (2.83)       (0.61)      (0.72)      (0.84)      (0.68)
                                                        --------     --------    --------    --------    --------
Total distributions                                        (2.88)       (0.65)      (0.84)      (0.96)      (0.76)
                                                        --------     --------    --------    --------    --------
Net asset value, end of period                          $  24.99     $  26.30    $  21.58    $  17.05    $  14.12
                                                        ========     ========    ========    ========    ========

TOTAL RETURN+***                                            6.35%#      25.33%      32.17%      28.48%      14.71%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $101,902     $ 82,896    $ 46,863    $ 16,514    $  1,918
Ratio of expenses to average daily net assets(1)            1.07%*       1.10%       1.13%       1.14%       1.06%*
Ratio of net investment income to average net assets        0.26%*       0.28%       0.47%       0.88%       1.10%*
Portfolio turnover rate                                       17%*         21%          7%         25%         41%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
     such waivers not occurred is as follows.               1.22%*       1.25%       1.28%       1.29%       1.30%*

*   Annualized.
**  Class II commenced operations on December 20, 1995.
*** Class II total return does not include the one time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.



    The accompanying notes are an integral part of the financial statements.

26     -------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO (CONTINUED)

-------------------------------------------------------------------------------

                                                                                      CLASS III
                                                   For the Six Months
                                                   Ended December 31,                        For the Year
                                                      (Unaudited)                           Ended June 30,
                                                   ---------------------------------------------------------------------------------
                                                         1999         1999         1998         1997         1996         1995
                                                         ----         ----         ----         ----         ----         ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $26.00        $21.47       $16.99       $14.11       $12.23       $10.51
                                                        ------        ------       ------       ------       ------       ------
Income from investment operations:
Net investment income (loss)                             (0.04)        (0.11)       (0.04)        0.02         0.03         0.06
Net realized and unrealized gain on
   investments                                            1.49          5.25         5.24         3.74         2.60         2.24
                                                        ------        ------       ------       ------       ------       ------
Total from investment operations                          1.45          5.14         5.20         3.76         2.63         2.30
                                                        ------        ------       ------       ------       ------       ------
Distributions:
Net investment income                                       --            --           --        (0.04)       (0.07)       (0.06)
Net realized gain                                        (2.83)        (0.61)       (0.72)       (0.84)       (0.68)       (0.52)
                                                        ------        -------       ------       ------       ------       ------
Total distributions                                      (2.83)        (0.61)       (0.72)       (0.88)       (0.75)       (0.58)
                                                        ------        -------       ------       ------       ------       ------
Net asset value, end of period                          $24.62        $26.00        21.47       $16.99    $   14.11       $12.23
                                                        ======        =======       ======       ======       ======       ======
TOTAL RETURN+                                             5.94%#       24.35%       31.16%       27.44%       22.19%       22.61%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $102,581       $95,528      $79,360      $50,178      $36,892      $19,363
Ratio of expenses to average daily net assets(1)         1.82%*         1.88%        1.87%        1.94%        1.87%        1.72%
Ratio of net investment income to average net assets    (0.50)%*       (0.50)%      (0.28)%       0.08%        0.29%        0.87%
Portfolio turnover rate                                    17%*           21%           7%          25%          41%          33%

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows              1.97%*         2.03%        2.02%         2.09%        2.11%        2.26%



                                                                                              Class IV
                                                                                       ----------------------
                                                                                        For the Period Ended
                                                                                            December 31,
                                                                                            (Unaudited)
                                                                                       ----------------------
                                                                                                 1999**
                                                                                                 ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                                            $25.83
                                                                                                ------
Income from investment operations:
Net investment loss                                                                              (0.02)
Net realized and unrealized gain on
   investments                                                                                    1.91
                                                                                                ------
Total from investment operations                                                                  1.89
                                                                                                ------
Distributions:
Net investment income                                                                             -
Net realized gain                                                                                (2.83)
                                                                                                ------
Total distributions                                                                              (2.83)
                                                                                                ------
Net asset value, end of period                                                                  $24.89
                                                                                                ======

TOTAL RETURN+                                                                                     7.68%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                                           $2,364
Ratio of expenses to average daily net assets(1)                                                 1.81%*
Ratio of net investment income to average net assets                                            (0.48)%*
Portfolio turnover rate                                                                            17%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                                                     1.96%*

*   Annualized

** Class IV commenced operations on August 3, 1999.
+ Total return would have been lower had various fees not been waived during the period.
#  Total return for periods of less than one year are not annualized.


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------   27

-------------------------------------------------------------------------------
 FIRST FUNDS SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
CAPITAL APPRECIATION PORTFOLIO


                                                                                              CLASS I
                                                     ------------------------------------------------------------------------------
                                                          For the Six Months
                                                          Ended December 31,             For the Year              For the Period
                                                            (Unaudited)                  Ended June 30,            Ended June 30,
                                                     ------------------------------------------------------------------------------

                                                                1999##                     1999##                     1998**
                                                                ------                     ------                     ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                            $10.25                     $10.74                     $10.00
                                                                ------                     ------                     ------
Income from investment operations:
Net investment loss                                              (0.04)                     (0.09)                     (0.03)
Net realized and unrealized gain (loss) on
 investments                                                      2.33                      (0.16)                      0.77
                                                                ------                     ------                     ------
Total from investment operations                                  2.29                      (0.25)                      0.74
Distributions:                                                  ------                     ------                     ------
Net realized gain                                                   --                      (0.24)                        --
                                                                ------                     ------                     ------
Net asset value, end of period                                  $12.54                     $10.25                     $10.74
                                                                ======                     ======                     ======
Total Return+                                                    22.10%#                    (2.16)%                     7.40%#

Ratios and Supplemental Data
Net assets, end of period (thousands)                          $40,827                    $33,803                    $37,014
Ratio of expenses to average daily net assets(1)                  1.17%*                     1.29%                      1.16%*
Ratio of net investment loss to average net assets               (0.83)%*                   (1.00)%                    (0.54)%*
Portfolio turnover rate 148%* 47% 44%*

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                       1.32%*                     1.44%                      1.36%*



                                                                                                  CLASS II
                                                         --------------------------------------------------------------------------
                                                              For the Six Months
                                                              Ended December 31,              For the Year           For the Period
                                                                 (Unaudited)                Ended June 30,          Ended June 30,
                                                         --------------------------------------------------------------------------

                                                                   1999##                       1999##                   1998**
                                                                   ------                       ------                  ------
Selected Per-Share Data
Net asset value, beginning of period                               $10.20                        $10.71                 $10.51
                                                                   ------                        ------                 ------
Income from investment operations:
Net investment loss                                                 (0.06)                        (0.13)                 (0.05)
Net realized and unrealized gain (loss) on
  investments                                                        2.31                         (0.14)                  0.25
                                                                   ------                        ------                 ------
Total from investment operations                                     2.25                         (0.27)                  0.20
Distributions:                                                     ------                        ------                 ------
Net realized gain                                                      --                         (0.24)                    --
                                                                   ------                        ------                 ------
Net asset value, end of period                                     $12.45                        $10.20                 $10.71
                                                                   ======                        ======                 ======

Total Return+***                                                    21.82%#                       (2.35)%                 1.90%#

Ratios and Supplemental Data
Net assets, end of period (thousands)                              $2,775                        $2,051                 $1,400
Ratio of expenses to average daily net assets(1)                     1.57%*                        1.66%                  1.52%*
Ratio of net investment loss to average net assets                  (1.23)%*                      (1.37)%                (0.90)%*
Portfolio turnover rate                                               148%*                          47%                    44%*

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                          1.72%*                        1.81%                  1.72%*


*   Annualized.
** Classes I and II commenced operations on September 2, 1997 and October 2, 1997, respectively.
*** Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
# Total return for periods of less than one year are not annualized.
## Per share amounts calculated based on the average shares outstanding during the period.



    The accompanying notes are an integral part of financial statements.


28 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

                                                                             CLASS III
                                                      ---------------------------------------------------------
                                                      For the Six Months
                                                      Ended December 31,     For the Year        For the Period
                                                         (Unaudited)        Ended June 30,       Ended June 30,
                                                      ------------------    --------------       --------------
                                                             1999##              1999##                1998**
                                                          ----------          ----------            ----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                      $    10.04          $   10.64             $   10.51
                                                          ----------          ----------            ----------
Income from investment operations:
Net investment loss                                            (0.10)              (0.19)                (0.10)
Net realized and unrealized gain (loss) on
  investments                                                   2.26               (0.17)                 0.23
                                                          ----------          ----------            ----------
Total from investment operations                                2.16               (0.36)                 0.13
                                                          ----------          ----------            ----------
Distributions:
Net realized gain                                              --                  (0.24)                --
                                                          ----------          ----------            ----------
Net asset value, end of period                            $    12.20          $    10.04            $    10.64
                                                          ==========          ==========            ==========

TOTAL RETURN+                                                  21.27%#             (3.22)%                1.24%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $      539          $      392            $      590
Ratio of expenses to average daily net assets(1)                2.40%*              2.44%                 2.28%*
Ratio of net investment loss to average net assets             (2.06)%             (2.15)%               (1.65)%*
Portfolio turnover rate                                          148%*                47%                   44%*

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                     2.55%*              2.59%                 2.47%*


                                                                               CLASS IV
                                                                           ------------------
                                                                            For the Period
                                                                           Ended December 31,
                                                                              (Unaudited)
                                                                           ------------------
                                                                                 1999**##
                                                                              ----------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                          $    10.06
                                                                              ----------
Income from investment operations:
Net investment loss                                                               (0.06)
Net realized and unrealized gain on
  investments                                                                      2.55
                                                                              ----------
Total from investment operations                                                   2.49
                                                                              ----------
Distributions:                                                                     --
                                                                              ----------
Net asset value, end of period                                                $    12.55
                                                                              ==========

TOTAL RETURN+                                                                      24.75%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                         $        3
Ratio of expenses to average daily net assets(1)                                    2.09%*
Ratio of net investment loss to average net assets                                 (1.75)%*
Portfolio turnover rate                                                              148%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                                        2.24%*


*  Annualized
** Class III and IV commenced operations on October 2, 1997 and August 3, 1999, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#  Total return for periods of less than one year are not annualized.

## Per share amounts calculated based on the average shares outstanding during the period.



    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------      29

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
BOND PORTFOLIO

                                                                                          CLASS I
                                                      ---------------------------------------------------------------------------
                                                      For the Six
                                                      Months Ended
                                                      December 31,                           For the Year
                                                      (Unaudited)                           Ended June 30,
                                                      ------------  -------------------------------------------------------------
                                                         1999         1999         1998         1997         1996         1995
                                                      ---------     ---------    ---------    ---------    ---------    ---------

SELECTED PER-SHARE DATA
Net asset value, beginning of period                  $    9.83     $   10.29    $    9.84    $    9.73    $    9.91    $    9.41
                                                      ---------     ---------    ---------    ---------    ---------    ---------
Income from investment operations:
Net investment income                                      0.29          0.59         0.61         0.61         0.60         0.57
Net realized and unrealized gain (loss) on
  investments                                             (0.32)        (0.37)        0.45         0.11        (0.18)        0.50
                                                      ---------     ---------    ---------    ---------    ---------    ---------
Total from investment operations                          (0.03)         0.22         1.06         0.72         0.42         1.07
                                                      ---------     ---------    ---------    ---------    ---------    ---------
Distributions:
Net investment income                                     (0.29)        (0.59)       (0.61)       (0.61)       (0.60)       (0.57)
Net realized gain                                         (0.03)        (0.09)          --           --           --           --
                                                      ---------     ---------    ---------    ---------    ---------    ---------
Total distributions                                       (0.32)        (0.68)       (0.61)       (0.61)       (0.60)       (0.57)
                                                      ---------     ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                        $    9.48     $    9.83    $   10.29    $    9.84    $    9.73    $    9.91
                                                      =========     =========    =========    =========    =========    =========

TOTAL RETURN+                                         (0.26)%#           2.04%       11.02%        7.58%        4.23%       11.87%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $ 224,537     $ 224,467    $ 219,088    $ 123,184    $ 107,832    $  90,574
Ratio of expenses to average daily net assets (1)          0.45%*        0.48%        0.49%        0.49%        0.41%        0.35%
Ratio of net investment income to average net assets       6.01%*        5.73%        5.98%        6.20%        5.99%        6.07%
Portfolio turnover rate                                      12%*          22%          26%          56%          56%          23%

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                0.85%*        0.88%        0.89%        0.89%        0.91%        0.91%


                                                                                        CLASS II
                                                      ---------------------------------------------------------------------------
                                                      For the Six
                                                      Months Ended
                                                      December 31,                            For the Year
                                                      (Unaudited)                            Ended June 30,
                                                      ---------------------------------------------------------------------------
                                                         1999             1999            1998           1997              1996
                                                       ---------        ---------       ---------     ---------         ---------

SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $    9.81        $   10.26       $    9.81       $    9.71       $   10.18
                                                       ---------        ---------       ---------       ---------       ---------
Income from investment operations:
Net investment income                                       0.27             0.55            0.57            0.57            0.29
Net realized and unrealized gain (loss) on
  investments                                              (0.31)           (0.35)           0.46            0.10           (0.47)
                                                       ---------        ---------       ---------       ---------       ---------
Total from investment operations                           (0.04)            0.20            1.03            0.67           (0.18)
Distributions:                                         ---------        ---------       ---------       ---------       ---------
Net investment income                                      (0.28)           (0.56)          (0.58)          (0.57)          (0.29)
Net realized gain                                          (0.03)           (0.09)             --              --              --
                                                       ---------        ---------       ---------       ---------       ---------
Total distributions                                        (0.31)           (0.65)          (0.58)          (0.57)          (0.29)
                                                       ---------        ---------       ---------       ---------       ---------
Net asset value, end of period                         $    9.46        $    9.81       $   10.26       $    9.81       $    9.71
                                                       =========        =========       =========       =========       =========
TOTAL RETURN+***                                           (0.41)%#          1.86%          10.72%           7.12%          (1.75)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $   5,586        $   5,172       $   1,801       $     841       $      67
Ratio of expenses to average daily net assets(1)            0.76%*           0.81%           0.84%           0.90%           0.80%*
Ratio of net investment income to average net assets        5.70%*           5.40%           5.63%           5.79%           5.61%*
Portfolio turnover rate                                       12%*             22%             26%             56%             56%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                1.16%*           1.21%           1.24%           1.30%           1.30%*

*   Annualized.
**  Class II commenced operations on December 20, 1995.
*** Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

30      ------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
BOND PORTFOLIO (CONTINUED)


                                                                                       CLASS III
                                                   --------------------------------------------------------------------------------
                                                   For the Six Months
                                                   Ended December 31,                         For the Year
                                                      (Unaudited)                            Ended June 30,
                                                   --------------------------------------------------------------------------------
                                                          1999          1999         1998         1997         1996         1995
                                                          ----          ----         ----         ----         ----         ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                      $9.81        $10.27        $9.82        $9.71        $9.89        $9.40
                                                   --------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.25          0.47         0.48         0.49         0.49         0.43
Net realized and unrealized gain (loss) on
 investments                                              (0.29)        (0.36)        0.46         0.11        (0.18)        0.49
                                                   --------------------------------------------------------------------------------
Total from investment operations                          (0.04)         0.11         0.94         0.60         0.31         0.92
                                                   --------------------------------------------------------------------------------
Distributions:
Net investment income                                     (0.25)        (0.48)       (0.49)       (0.49)       (0.49)       (0.43)
Net realized gain                                         (0.03)        (0.09)         --           --           --           --
                                                   --------------------------------------------------------------------------------
Total distributions                                       (0.28)        (0.57)       (0.49)       (0.49)       (0.49)       (0.43)
                                                   --------------------------------------------------------------------------------
Net asset value, end of period                            $9.49         $9.81       $10.27        $9.82        $9.71        $9.89
                                                   ================================================================================

TOTAL RETURN+                                             (0.39)%#       0.94%        9.72%        6.37%        3.11%       10.12%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $2,432        $2,656       $2,113       $2,553       $3,445       $1,916
Ratio of expenses to average daily net assets (1)          1.32%*        1.55%        1.67%        1.63%        1.49%        1.84%
Ratio of net investment income to average net assets       5.14%*        4.66%        4.80%        5.07%        4.92%        4.58%
Portfolio turnover rate                                      12%*          22%          26%          56%          56%          23%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.               1.97%*        2.12%        2.07%        2.03%        1.99%        3.35%

* Annualized
+ Total return would have been lower had various fees not been waived during the period.
# Total return for periods of less than one year are not annualized.




    The accompanying notes are an integral part of the financial statements. --------------------------------------------------------------------------- 31

-------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
INTERMEDIATE BOND PORTFOLIO


                                                                                   CLASS I
                                                          ----------------------------------------------------------
                                                           For the Six Months
                                                           Ended December 31,   For the Year      For the Period
                                                              (Unaudited)      Ended June 30,     Ended June 30,
                                                          ----------------------------------------------------------
                                                                  1999              1999              1998**
                                                                  ----              ----              ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                              $9.78             $10.02            $10.00
                                                          ----------------------------------------------------------
Income from investment operations:
Net investment income                                              0.29               0.58              0.19
Net realized and unrealized gain (loss)
 on investments                                                   (0.20)             (0.22)             0.02
                                                          ----------------------------------------------------------
Total from investment operations                                   0.09               0.36              0.21
                                                          ----------------------------------------------------------
Distributions:
Net investment income                                             (0.29)             (0.58)            (0.19)
Net realized gain                                                   --               (0.02)              --
                                                          ----------------------------------------------------------
Total distributions                                               (0.29)             (0.60)            (0.19)
                                                          ----------------------------------------------------------
Net asset value, end of period                                    $9.58              $9.78            $10.02
                                                          ==========================================================

TOTAL RETURN+                                                      0.90%#             3.60%             2.17%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                          $217,711           $219,298          $199,872
Ratio of expenses to average daily net assets (1)                  0.31%*             0.36%             0.37%*
Ratio of net investment income to average net assets               5.88%*             5.76%             5.87%*
Portfolio turnover rate                                              24%*               48%                9%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                       0.81%*             0.86%             0.87%*


                                                                                 CLASS II
                                                          -----------------------------------------------------------
                                                          For the Six Months
                                                          Ended December 31,    For the Year      For the Period
                                                             (Unaudited)       Ended June 30,     Ended June 30,
                                                          -----------------------------------------------------------
                                                                1999                1999               1998**
                                                                ----                ----               ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                            $9.78              $10.02              $9.99
                                                          -----------------------------------------------------------
Income from investment operations:
Net investment income                                            0.27                0.55               0.18
Net realized and unrealized gain (loss)
 on investments                                                 (0.20)              (0.22)              0.03
                                                          -----------------------------------------------------------
Total from investment operations                                 0.07                0.33               0.21
                                                          -----------------------------------------------------------
Distributions:
Net investment income                                           (0.27)              (0.55)             (0.18)
Net realized gain                                                 --                (0.02)               --
                                                          -----------------------------------------------------------
Total distributions                                             (0.27)              (0.57)             (0.18)
Net asset value, end of period                                  $9.58               $9.78             $10.02
                                                          ===========================================================
TOTAL RETURN+***                                                 0.75%#              3.32%              2.07%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                          $6,404              $3,057               $923
Ratio of expenses to average daily net assets (1)                0.60%*              0.68%              0.65%*
Ratio of net investment income to average net assets             5.59%*              5.43%              5.59%*
Portfolio turnover rate                                            24%*                48%                 9%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     1.10%*              1.19%              1.16%*

*  Annualized.
** Classes I and II commenced operations on March 2, 1998 and March 9, 1998, respectively.
***Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#  Total return for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.
32 ----------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
INTERMEDIATE BOND PORTFOLIO (CONTINUED)


                                                                              CLASS III
                                                       -----------------------------------------------------------
                                                          For the Six Months
                                                          Ended December 31,   For the Year      For the Period
                                                             (Unaudited)      Ended June 30,     Ended June 30,
                                                       -----------------------------------------------------------
                                                                1999               1999              1998**
                                                                ----               ----              ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                            $9.77              $10.02            $9.99
                                                       -----------------------------------------------------------
Income from investment operations:
Net investment income                                            0.25                0.49             0.06
Net realized and unrealized gain (loss)
 on investments                                                 (0.19)              (0.23)            0.03
                                                       -----------------------------------------------------------
Total from investment operations                                 0.06                0.26             0.09
                                                       -----------------------------------------------------------
Distributions:
Net investment income                                           (0.25)              (0.49)           (0.06)
Net realized gain                                               --                  (0.02)           --
                                                       -----------------------------------------------------------
Total distributions                                             (0.25)              (0.51)           (0.06)
                                                       -----------------------------------------------------------
Net asset value, end of period                                  $9.58               $9.77           $10.02
                                                       ===========================================================

TOTAL RETURN+                                                    0.57%#              2.58%            0.92%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                            $981              $1,097              $17
Ratio of expenses to average daily net assets (1)                1.18%*              1.22%            1.35%*
Ratio of net investment income to average net assets             5.01%*              4.90%            4.89%*
Portfolio turnover rate                                            24%*                48%               9%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                     1.93%*              1.92%            1.86%*

* Annualized.
**Class III commenced operations on May 19, 1998.
+ Total return would have been lower had various fees not been waived during the period.
# Total return for periods of less than one year are not annualized.




    The accompanying notes are an integral part of the financial statements. ---------------------------------------------------------------------------- 33

-------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO

                                                                                  CLASS I
                                              -------------------------------------------------------------------------------------
                                                   For the Six Months
                                                   Ended December 31,                      For the Year
                                                       (Unaudited)                        Ended June 30,
                                              -------------------------------------------------------------------------------------
                                                      1999           1999           1998            1997          1996**
                                                      ----           ----           ----            ----          ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                  $10.08         $10.31         $9.99           $9.71         $10.00
                                                     -------        -------       -------         -------        -------
Income from investment operations:
Net investment income                                   0.23           0.46          0.48            0.50           0.23
Net realized and unrealized gain (loss) on
 investments                                           (0.21)         (0.20)         0.32            0.28          (0.29)
                                                     -------        -------       -------         -------        -------
Total from investment operations                        0.02           0.26          0.80            0.78          (0.06)
                                                     -------        -------       -------         -------        -------
Distributions:
Net investment income                                  (0.23)         (0.46)        (0.48)          (0.50)         (0.23)
Net realized gain                                      (0.01)         (0.03)        --              --             --
                                                     -------        -------       -------         -------        -------
Total distributions                                    (0.24)         (0.49)        (0.48)          (0.50)         (0.23)
                                                     -------        -------       -------         -------        -------
Net asset value, end of period                         $9.85         $10.08        $10.31           $9.99          $9.71
                                                     =======        =======       =======         =======        =======

TOTAL RETURN+                                           0.16%#         2.54%         8.16%           8.26%         (0.65)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)               $180,064       $185,445      $176,884          $8,935         $5,925
Ratio of expenses to average daily net assets (1)       0.34%*         0.36%         0.31%           0.07%          0.50%*
Ratio of net investment income to average net assets    4.62%*         4.49%         4.71%           5.09%          4.31%*
Portfolio turnover rate                                    5%*           31%           15%            122%             8%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.            0.84%*         0.86%         0.85%           1.14%          1.42%*

                                                                                  CLASS II
                                              -------------------------------------------------------------------------------------
                                                   For the Six Months
                                                   Ended December 31,                      For the Year
                                                       (Unaudited)                        Ended June 30,
                                              -------------------------------------------------------------------------------------
                                                      1999           1999           1998            1997          1996**
                                                      ----           ----           ----            ----          ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                  $10.11         $10.34         $10.01          $9.73         $10.06
                                                     -------        -------        -------        -------        -------
Income from investment operations:
Net investment income                                   0.23           0.46           0.48           0.51           0.21
Net realized and unrealized gain (loss) on
 investments                                           (0.23)         (0.20)          0.33           0.28          (0.33)
                                                     -------        -------        -------        -------        -------
Total from investment operations                        0.00           0.26           0.81           0.79          (0.12)
                                                     -------        -------        -------        -------        -------
Distributions:
Net investment income                                  (0.23)         (0.46)         (0.48)         (0.51)         (0.21)
Net realized gain                                      (0.01)         (0.03)         --             --             --
                                                     -------        -------        -------        -------        -------
Total distributions                                    (0.24)         (0.49)         (0.48)         (0.51)         (0.21)
                                                     -------        -------        -------        -------        -------
Net asset value, end of period                         $9.87         $10.11         $10.34         $10.01          $9.73
                                                     =======        =======        =======        =======        =======

TOTAL RETURN+***                                        0.00%#         2.46%          8.22%          8.37%         (1.25)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                $11,225        $13,227         $8,973         $5,941         $1,875
Ratio of expenses to average daily
 net assets (1)                                         0.46%*         0.44%          0.37%          0.12%          0.49%*
Ratio of net investment income to average net assets    4.51%*         4.41%          4.65%          5.03%          4.32%*
Portfolio turnover rate                                    5%*           31%            15%           122%             8%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.            0.96%*         0.94%          0.91%          1.14%          1.42%*

*  Annualized.
** Classes I and II commenced operations on December 15, 1995 and December 29,
   1995, respectively.
***Class II total return does not include the one time sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#  Total return for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.
34 ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO (CONTINUED)





                                                                                         CLASS III
                                                  --------------------------------------------------------------------------------
                                                    For the Six Months
                                                     Ended December 31,                         For the Year
                                                        (Unaudited)                             Ended June 30,
                                                  --------------------------------------------------------------------------------
                                                            1999           1999           1998            1997         1996**
                                                          ---------     ---------      ---------        --------     --------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                      $   10.09     $     10.32     $   10.00       $   9.72     $  10.00
                                                          ---------       ---------     ---------       --------     --------
Income from investment operations:
Net investment income                                          0.21            0.42          0.45          0.50        0.19
Net realized and unrealized gain (loss) on
   investments                                                (0.22)          (0.20)         0.32          0.28       (0.28)
                                                          ---------       ---------     ---------      --------    --------
Total from investment operations                              (0.01)           0.22          0.77          0.78       (0.09)
                                                          ---------       ---------     ---------      --------    --------
Distributions:
Net investment income                                         (0.21)          (0.42)        (0.45)        (0.50)      (0.19)
Net realized gain                                             (0.01)          (0.03)           --            --          --
                                                          ---------       ---------     ---------      --------    --------
Total distributions                                           (0.22)          (0.45)        (0.45)        (0.50)      (0.19)
                                                          ---------       ---------     ---------      --------    --------
Net asset value, end of period                            $    9.86     $     10.09    $    10.32     $   10.00    $   9.72
                                                          =========       =========     =========      ========    ========
TOTAL RETURN+                                                 (0.08)%#         2.13%         7.86%         8.20%      (0.87)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $   13,378    $    17,378    $    9,270    $    5,750    $    896
Ratio of expenses to average daily
   net assets (1)                                               0.82%*         0.75%         0.61%         0.23%       0.98%*
Ratio of net investment income to average net assets            4.15%*         4.10%         4.41%         4.93%       3.83%*
Portfolio turnover rate                                            5%*           31%           15%          122%          8%*

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                     1.60%*         1.65%        1.65%         1.91%       1.91%*


                                                                                           CLASS IV
                                                                                      --------------------
                                                                                        For the Period
                                                                                       Ended December 31,
                                                                                          (Unaudited)
                                                                                      --------------------
                                                                                             1999**
                                                                                             ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                                                         $10.09
                                                                                             ------
Income from investment operations:
Net investment income                                                                          0.19
Net realized and unrealized loss on
   investments                                                                                (0.23)
                                                                                             ------
Total from investment operations                                                              (0.04)
                                                                                             ------
Distributions:
Net investment income                                                                         (0.19)
Net realized gain                                                                             (0.01)
                                                                                             ------
Total distributions                                                                           (0.20)
                                                                                             ------
Net asset value, end of period                                                               $ 9.85
                                                                                             ======

TOTAL RETURN+                                                                                 (0.84)%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                                          $104
Ratio of expenses to average daily
   net assets (1)                                                                              1.05%*
Ratio of net investment income to average net assets                                           3.91%*
Portfolio turnover rate                                                                           5%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                                                   1.55%*

*   Annualized.
** Class III and IV commenced operations on December 15, 1995 and August 3, 1999, respectively.
+ Total return would have been lower had various fees not been waived during the period.
# Total return for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------      35

------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
U.S. Treasury Money Market Portfolio

                                                                                       CLASS I
                                                 ---------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                     (Unaudited)                     Ended June 30,
                                                 ---------------------------------------------------------------------------------

                                                       1999          1999         1998         1997         1996         1995
                                                     ---------     ---------   ---------    ---------     --------     --------

SELECTED PER - SHARE DATA
Net asset value, beginning of period                $    1.00     $   1.00     $   1.00    $    1.00   $     1.00   $     1.00
                                                    ---------     ---------   ---------    ---------     --------     --------
Income from investment operations:
Net investment income                                   0.024        0.044        0.051        0.050        0.052        0.050
                                                    ---------     ---------   ---------    ---------     --------     --------
Distributions:
Net investment income                                  (0.024)      (0.044)      (0.051)      (0.050)      (0.052)      (0.050)
                                                    ---------     ---------   ---------    ---------     --------     --------
Net asset value, end of period                      $    1.00     $   1.00     $   1.00        $1.00        $1.00        $1.00
                                                    =========     =========   =========    =========     ========     ========
TOTAL RETURN+                                            2.39%#       4.51%        5.19%        5.09%        5.30%        5.10%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)               $    8,371    $  7,309     $  19,314   $   6,141   $   75,703   $   67,377
Ratio of expenses to average net assets (1)             0.48%*       0.51%         0.45%        0.37%        0.36%        0.36%
Ratio of net investment income to average net assets    4.71%*       4.57%         5.09%        5.01%        5.19%        5.00%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.           0.78%*       0.69%         0.63%        0.55%        0.56%        0.63%


                                                                                    CLASS III
                                                 ---------------------------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                     (Unaudited)                     Ended June 30,
                                                ----------------------------------------------------------------------------------

                                                       1999            1999           1998            1997          1996**
                                                    ---------        ---------      ---------       ---------     ---------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                $   1.00       $    1.00     $     1.00      $     1.00     $    1.00
                                                   ---------       ---------      ---------       ---------     ---------
Income from investment operations:
Net investment income                                  0.022           0.042           0.049          0.047          0.044
                                                   ---------        ---------      ---------       ---------     ---------
Distributions:
Net investment income                                 (0.022)         (0.042)         (0.049)        (0.047)        (0.044)
                                                   ---------        ---------      ---------       ---------     ---------
Net asset value, end of period                      $   1.00       $    1.00     $      1.00     $     1.00     $     1.00
                                                   =========        =========      =========       =========     =========


TOTAL RETURN+                                            2.17%#         4.27%          5.03%           4.84%          4.47%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)               $  1,903       $   4,661     $   42,288      $   61,135      $    3,528
Ratio of expenses to average net assets (1)           0.89%*           0.73%          0.62%           0.62%           0.62%*
Ratio of net investment income to average net assets  4.31%*           4.35%          4.92%           4.76%           4.93%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.          1.18%*            0.91%          0.80%          0.80%          0.82%*

* Annualized.
** Class III commenced operations on August 8, 1995.
+ Total return would have been lower had various fees not been waived during the period.
# Total return for periods of less than one year are not annualized.


    The accompanying notes are an integral part of the financial statements.
36 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
U.S. TREASURY MONEY MARKET PORTFOLIO (CONTINUED)

                                                      CLASS IV
                                                  ------------------
                                                   FOR THE PERIOD
                                                  ENDED DECEMBER 31,
                                                     (UNAUDITED)
                                                  ------------------
                                                        1999**
                                                      -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                  $  1.00
                                                      -------
Income from investment
operations:
Net investment income                                   0.005
                                                      -------

Distributions:
Net investment income                                  (0.005)
                                                      -------
Net asset value, end of period                        $  1.00
                                                      =======

TOTAL RETURN+                                            0.47%#
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $     0
Ratio of expenses to average net assets (1)              1.25%*
Ratio of net investment income to average net assets     3.95%*

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows              1.54%*

*   Annualized.
**  Class IV commenced operations on December 2, 1999.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------    37

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                                                                                    CLASS I
                                                 -----------------------------------------------------------------------
                                                 For the Six Months
                                                 Ended December 31,                    For the Year
                                                     (Unaudited)                      Ended June 30,
                                                 -----------------------------------------------------------------------
                                                           1999       1999       1998       1997       1996       1995
                                                         --------    -------    -------    -------    -------    -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                     $   1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                         --------    -------    -------    -------    -------    -------
Income from investment
operations:
Net investment income                                       0.025      0.047      0.052      0.051      0.053      0.053
                                                         --------    -------    -------    -------    -------    -------

Distributions:
Net investment income                                      (0.025)    (0.047)    (0.052)    (0.051)    (0.053)    (0.053)
                                                         --------    -------    -------    -------    -------    -------
Net asset value, end of period                           $   1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                         ========    =======    =======    =======    =======    =======
TOTAL RETURN+                                                2.52%#     4.81%      5.37%      5.23%      5.37%      5.39%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $109,060    $94,079    $88,255    $94,541    $88,111    $88,057
Ratio of expenses to average net assets (1)                  0.31%*     0.39%      0.35%      0.35%      0.33%      0.31%
Ratio of net investment income to average net assets         4.95%*     4.71%      5.24%      5.11%      5.28%      5.27%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 0.48%*     0.56%      0.52%      0.53%      0.53%      0.58%

                                                                              CLASS III
                                                 ------------------------------------------------------------
                                                  For the Six Months
                                                  Ended December 31,                   For the Year
                                                      (Unaudited)                     Ended June 30,
                                                 ------------------------------------------------------------
                                                           1999        1999       1998       1997      1996**
                                                         --------    -------    -------    -------    -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                     $   1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                         --------    -------    -------    -------    -------
Income from investment
operations:
Net investment income                                       0.023      0.043      0.049      0.048      0.044
                                                         --------    -------    -------    -------    -------

Distributions:
Net investment income                                      (0.023)    (0.043)    (0.049)    (0.048)    (0.044)
                                                         --------    -------    -------    -------    -------
Net asset value, end of period                           $   1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                         ========    =======    =======    =======    =======
TOTAL RETURN+                                                2.35%#     4.42%      5.05%      4.91%      4.49%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $  4,127    $ 1,674    $ 2,513    $ 3,486    $   228
Ratio of expenses to average net assets (1)                  0.64%*     0.73%      0.65%      0.65%      0.65%*
Ratio of net investment income to average net assets         4.62%*     4.37%      4.94%      4.81%      4.96%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 0.81%*     0.90%      0.82%      0.83%      0.85%*

*   Annualized.
**  Class III commenced operations on August 8, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.



    The accompanying notes are an integral part of the financial statements.

38    --------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
MUNICIPAL MONEY MARKET PORTFOLIO

                                                                              CLASS I
                                                 -----------------------------------------------------------------------
                                                  FOR THE SIX MONTHS
                                                  ENDED DECEMBER 31,                   FOR THE YEAR
                                                      (UNAUDITED)                     ENDED JUNE 30,
                                                 -----------------------------------------------------------------------
                                                           1999       1999       1998       1997       1996       1995
                                                         --------    -------    -------    -------    -------    -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                     $   1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                         --------    -------    -------    -------    -------    -------
Income from investment
operations:
Net investment income                                       0.016      0.029      0.033      0.033      0.035      0.034
                                                         --------    -------    -------    -------    -------    -------

Distributions:
Net investment income                                      (0.016)    (0.029)    (0.033)    (0.033)    (0.035)    (0.034)
                                                         --------    -------    -------    -------    -------    -------
Net asset value, end of period                           $   1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                         ========    =======    =======    =======    =======    =======

TOTAL RETURN+                                                1.64%#     2.92%      3.33%      3.32%      3.52%      3.48%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $ 51,131    $56,438    $36,279    $45,988    $71,665    $94,078
Ratio of expenses to average net assets (1)                  0.27%*     0.33%      0.38%      0.35%      0.32%      0.30%
Ratio of net investment income to average net assets         3.23%*     2.87%      3.28%      3.25%      3.50%      3.44%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 0.45%*     0.50%      0.56%      0.53%      0.52%      0.57%


                                                                           CLASS III
                                                 -------------------------------------------------------------
                                                   FOR THE SIX MONTHS
                                                   ENDED DECEMBER 31,                  FOR THE YEAR
                                                       (UNAUDITED)                    ENDED JUNE 30,
                                                 -------------------------------------------------------------
                                                           1999       1999       1998        1997       1996**
                                                         --------    -------    -------    -------    -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                     $   1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                         --------    -------    -------    -------    -------
Income from investment
operations:
Net investment income                                       0.015      0.025      0.030      0.030      0.030
                                                         --------    -------    -------    -------    -------

Distributions:
Net investment income                                      (0.015)    (0.025)    (0.030)    (0.030)    (0.030)
                                                         --------    -------    -------    -------    -------
Net asset value, end of period                           $   1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                         ========    =======    =======    =======    =======

TOTAL RETURN+                                                1.48%#     2.56%      3.06%      3.03%      3.03%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $  5,848    $ 5,333    $ 3,929    $12,886    $ 2,905
Ratio of expenses to average net assets (1)                  0.61%*     0.68%      0.63%      0.62%      0.58%*
Ratio of net investment income to average net assets         2.90%*     2.52%      3.03%      2.98%      3.24%*

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 0.78%*     0.86%      0.81%      0.79%      0.78%*

*  Annualized.
** Class III commenced operations on July 28, 1995.
+ Total return would have been lower had various fees not been waived during the period.
#  Total return for periods of less than one year are not annualized.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------    39

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
CASH RESERVE PORTFOLIO

                                                                              CLASS I
                                                 -----------------------------------------------------------------------
                                                  FOR THE SIX MONTHS
                                                  ENDED DECEMBER 31,                   FOR THE YEAR
                                                      (UNAUDITED)                     ENDED JUNE 30,
                                                 -----------------------------------------------------------------------
                                                           1999       1999       1998       1997       1996       1995
                                                         --------    -------    -------    -------    -------    -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                      $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                         --------    -------    -------    -------    -------    -------
Income from investment
operations:
Net investment income                                       0.026      0.048      0.053      0.051      0.053      0.042
                                                         --------    -------    -------    -------    -------    -------

Distributions:
Net investment income                                      (0.026)    (0.048)    (0.053)    (0.051)    (0.053)    (0.042)
                                                         --------    -------    -------    -------    -------    -------
Net asset value, end of period                            $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                         ========    =======    =======    =======    =======    =======

TOTAL RETURN+                                                2.60%#     4.94%      5.46%      5.23%      5.39%      4.27%#
                                                         --------    -------    -------    -------    -------    -------
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $34,040    $29,351    $40,242    $14,241    $16,369    $15,460
                                                         --------    -------    -------    -------    -------    -------
Ratio of expenses to average net assets (1)                  0.32%*     0.39%      0.36%      0.40%      0.42%      0.43%*
                                                         --------    -------    -------    -------    -------    -------
Ratio of net investment income to average net assets         5.12%*     4.84%      5.33%      5.13%      5.22%      5.48%*
                                                         --------    -------    -------    -------    -------    -------

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 0.50%*     0.56%      0.54%      0.57%      0.61%      0.70%*
                                                         --------    -------    -------    -------    -------    -------


                                                                           CLASS III
                                                 -------------------------------------------------------------
                                                   FOR THE SIX MONTHS
                                                   ENDED DECEMBER 31,                  FOR THE YEAR
                                                       (UNAUDITED)                    ENDED JUNE 30,
                                                 -------------------------------------------------------------
                                                           1999       1999       1998        1997       1996**
                                                         --------    -------    -------    -------    -------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                      $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                         --------    -------    -------    -------    -------
Income from investment
operations:
Net investment income                                       0.025      0.046      0.051      0.049      0.047
                                                         --------    -------    -------    -------    -------

Distributions:
Net investment income                                      (0.025)    (0.046)    (0.051)    (0.049)    (0.047)
                                                         --------    -------    -------    -------    -------
Net asset value, end of period                            $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                                         ========    =======    =======    =======    =======

TOTAL RETURN+                                                2.48%#     4.67%      5.21%      5.00%      4.78%#
                                                         --------    -------    -------    -------    -------

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $81,282    $62,961    $58,243    $35,592    $24,190
                                                         --------    -------    -------    -------    -------
Ratio of expenses to average net assets (1)                  0.57%*     0.66%      0.60%      0.64%      0.62%*
                                                         --------    -------    -------    -------    -------
Ratio of net investment income to average net assets         4.88%*     4.58%      5.09%      4.88%      5.02%*
                                                         --------    -------    -------    -------    -------

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.                 0.74%*     0.83%      0.77%      0.82%      0.81%*
                                                         --------    -------    -------    -------    -------

*   Annualized.
**  Classes I and III commenced operations on September 26, 1994 and
    July 28, 1995, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.


    The accompanying notes are an integral part of the financial statements.

40    --------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

First Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-ended management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992.

The Trust currently has nine active investment portfolios (each referred to as a "Portfolio"). The Trust's financial statements are prepared in accordance with generally accepted accounting principles. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies for the Trust.

The Bond, Intermediate Bond, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios may offer three classes of shares (Classes I, II and III) and the Growth & Income, Capital Appreciation, Tennessee Tax-Free and U.S. Treasury Money Market Portfolios may offer four classes of shares (Classes I, II, III and IV). As of December 31, 1999, Class II shares have not been issued for the Money Market Portfolios. Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution, shareholder service, transfer agent/fund accounting and blue sky expenses. Each class has exclusive voting rights with respect to its Distribution Plans and Shareholder Servicing Plans. Income, expenses (other than expenses incurred under each Class Distribution and Service Plan and other class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon their relative net assets or dividend assets.

Security Valuation:

Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios: Securities held in the Growth & Income and Capital Appreciation Portfolios for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the closing bid price. Securities held in the Bond, Intermediate Bond and Tennessee Tax-Free Portfolios are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued using dealer-supplied valuations or at the fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Money Market Portfolios: Each of the Money Market Portfolios values securities utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act, pursuant to which each Money Market Portfolio must adhere to certain conditions. Under this method, investments are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Repurchase Agreements: Each Portfolio, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least equal to 102% of the resale price. The Trust's advisers are responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, each Portfolio would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price.

Income Taxes: As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each Portfolio is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Interest Income: Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. For the Intermediate Bond, Tennessee Tax-Free and Municipal Money Market Portfolios, accretion of market discount represents unrealized gain until realized at the time of security disposition or maturity. For the Intermediate Bond Portfolio, amortization of market premium represents unrealized loss until realized at the time of security disposition or maturity. Dividend income is recorded on the ex-dividend date.

Expenses: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based on average net assets.

Distributions to Shareholders: For the Money Market Portfolios, Bond Portfolio, Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio, distributions are declared daily and paid monthly from net investment income. Distributions for the Growth & Income Portfolio are declared and paid quarterly. Distributions for the Capital Appreciation Portfolio are declared and paid annually. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes.

Income and capital gains to be distributed are determined in accordance with income tax regulations which may differ from income and gains reported under generally accepted accounting principles.

Other: Investment security transactions are accounted for as of trade date. Realized gains and losses from securities transactions are determined using the identified cost basis for both financial reporting and income tax purposes.


--------------------------------------------------------------------------    41

--------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST

                                             GROWTH & INCOME PORTFOLIO          CAPITAL APPRECIATION PORTFOLIO
                                        -------------------------------------------------------------------------
                                        For the Six Months    For the Year    For the Six Months    For the Year
                                        Ended December 31,   Ended June 30,   Ended December 31,   Ended June 30,
                                         1999 (Unaudited)        1999          1999 (Unaudited)        1999
                                        ------------------   --------------  -------------------   --------------
Dollars issued and redeemed:
       Class I:
         Issued                             $ 39,624,269      $ 72,689,105      $    107,883        $    777,187
         Distributions reinvested             46,895,668        12,066,519                 0             749,183
         Redeemed                            (48,053,575)      (86,550,330)         (495,400)         (2,964,048)
                                            ------------      ------------      ------------        ------------
     Net increase (decrease)                $ 38,466,362      $ (1,794,706)     $   (387,517)       $ (1,437,678)
                                            ============      ============      ============        ============
       Class II:
         Issued                             $ 19,955,463      $ 29,534,834      $    484,459        $  1,187,706
         Distributions reinvested             10,163,779         1,674,476                 0              36,490
         Redeemed                             (6,628,525)       (8,928,871)         (261,766)           (598,870)
                                            ------------      ------------      ------------        ------------
     Net increase                           $ 23,490,717      $ 22,280,439      $    222,693        $    625,326
                                            ============      ============      ============        ============
       Class III:
         Issued                             $  7,994,978      $ 14,053,684      $     93,091        $    182,467
         Distributions reinvested             10,188,982         2,143,511                 0              10,549
         Redeemed                             (6,342,743)      (16,400,616)          (34,767)           (350,156)
                                            ------------      ------------      ------------        ------------
     Net increase (decrease)                $ 11,841,217      $   (203,421)     $     58,324        $   (157,140)
                                            ============      ============      ============        ============
       Class IV:*
         Issued                             $  2,354,696                 0      $      2,865                   0
         Distributions reinvested                168,693                 0                 0                   0
         Redeemed                                (80,363)                0                 0                   0
                                            ------------      ------------      ------------        ------------
     Net increase                           $  2,443,026                 0      $      2,865                   0
                                            ============      ============      ============        ============
Shares issued and redeemed:
       Class I:
         Issued                                1,526,630         3,214,783             9,980              88,649
         Distributions reinvested              1,941,947           525,597                 0              79,956
         Redeemed                             (1,833,607)       (3,825,520)          (50,449)           (318,412)
                                            ------------      ------------      ------------        ------------
     Net increase (decrease)                   1,634,970           (85,140)          (40,469)           (149,807)
                                            ============      ============      ============        ============
       Class II:
         Issued                                  760,367         1,308,316            47,864             131,289
         Distributions reinvested                420,632            73,080                 0               3,911
         Redeemed                               (255,072)         (400,544)          (26,081)            (64,816)
                                            ------------      ------------      ------------        ------------
     Net increase                                925,927           980,852            21,783              70,384
                                             ============      ============      ============        ============
       Class III:
         Issued                                  310,546           630,641             8,685              18,065
         Distributions reinvested                428,108            94,055                 0               1,143
         Redeemed                               (246,575)         (746,627)           (3,559)            (35,623)
                                            ------------      ------------      ------------        ------------
     Net increase (decrease)                     492,079           (21,931)            5,126             (16,415)
                                            ============      ============      ============        ============
       Class IV:*
         Issued                                   90,954                 0               263                   0
         Distributions reinvested                  7,011                 0                 0                   0
         Redeemed                                 (2,983)                0                 0                   0
                                            ------------      ------------      ------------        ------------
     Net increase                                 94,982                 0               263                   0
                                            ============      ============      ============        ============

*Class IV of the Growth &Income and Capital Appreciation Portfolios commenced operations on August 3, 1999.


42    --------------------------------------------------------------------------

-------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)


                                                   BOND                   INTERMEDIATE BOND              TENNESSEE TAX-FREE
                                                PORTFOLIO                      PORTFOLIO                      PORTFOLIO
                                     ----------------------------------------------------------------------------------------------
                                         For the         For the         For the         For the         For the         For the
                                     Six Months Ended   Year Ended   Six Months Ended   Year Ended   Six Months Ended   Year Ended
                                       December 31,      June 30,      December 31,      June 30,      December 31,      June 30,
                                     1999 (Unaudited)      1999      1999 (Unaudited)      1999      1999 (Unaudited)      1999
                                     ----------------  ------------  ----------------  ------------  ----------------  ------------
Dollars issued and redeemed:
        Class I:
            Issued                     $ 12,988,104    $ 24,844,510    $ 23,010,102    $ 52,943,178    $ 14,460,113    $ 38,017,179
            Distributions reinvested      4,933,148       9,867,882       2,603,684       5,283,672          56,076          71,799
            Redeemed                     (9,676,317)    (19,100,552)    (22,923,947)    (33,299,042)    (15,604,771)    (25,180,888)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase (decrease)           $  8,244,935    $ 15,611,840    $  2,689,839    $ 24,927,808    $ (1,088,582)   $ 12,908,090
                                       ============    ============    ============    ============    ============    ============
        Class II:
            Issued                     $  1,499,742    $  3,985,687    $  6,564,121    $  2,490,231    $    464,620    $  5,523,897
            Distributions reinvested        166,867         218,438         111,732         134,814         236,326         423,324
            Redeemed                     (1,056,938)       (623,882)     (3,237,084)       (392,578)     (2,415,645)     (1,371,416)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase (decrease)$               609,671    $  3,580,243    $  3,438,769    $  2,232,467    $ (1,714,699)   $  4,575,805
                                       ============    ============    ============    ============    ============    ============
        Class III:
            Issued                     $     43,335    $  1,188,451    $    123,753    $  1,588,568    $  1,961,186    $ 16,896,982
            Distributions reinvested         64,460         131,630          17,489          21,171         278,205         593,070
            Redeemed                       (249,339)       (641,066)       (237,257)       (501,666)     (5,883,463)     (8,886,269)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase (decrease)           $   (141,544)   $    679,015    $    (96,015)   $  1,108,073    $ (3,644,072)   $  8,603,783
                                       ============    ============    ============    ============    ============    ============
        Class IV:*
            Issued                                0               0               0               0    $    105,100               0
            Distributions reinvested              0               0               0               0               1               0
            Redeemed                              0               0               0               0               0               0
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase                                 0               0               0               0    $    105,101               0
                                       ============    ============    ============    ============    ============    ============
Shares issued and redeemed:
        Class I:
            Issued                        1,337,217       2,432,923       2,377,454       5,277,980       1,448,206       3,663,984
            Distributions reinvested        512,070         962,005         268,968         526,173           5,641           6,934
            Redeemed                       (999,989)     (1,863,613)     (2,361,014)     (3,324,360)     (1,564,073)     (2,430,886)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase (decrease)                849,298       1,531,315         285,408       2,479,793        (110,226)      1,240,032
                                       ============    ============    ============    ============    ============    ============
        Class II:
            Issued                          154,042         391,682         676,669         246,281          46,318         532,449
            Distributions reinvested         17,374          21,314          11,550          13,437          23,678          40,794
            Redeemed                       (108,466)        (60,985)       (332,759)        (39,189)       (241,838)       (132,428)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase (decrease)                 62,950         352,011         355,460         220,529        (171,842)        440,815
                                       ============    ============    ============    ============    ============    ============
        Class III:
            Issued                            4,441         114,645          12,753         158,359         195,797       1,625,294
            Distributions reinvested          6,689          12,867           1,807           2,116          27,895          57,195
            Redeemed                        (25,620)        (62,631)        (24,394)        (49,941)       (588,459)       (858,698)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase (decrease)                (14,490)         64,881          (9,834)        110,534        (364,767)        823,791
                                       ============    ============    ============    ============    ============    ============
        Class IV:*
            Issued                                0               0               0               0          10,517               0
            Distributions reinvested              0               0               0               0               0               0
            Redeemed                              0               0               0               0               0               0
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase                                 0               0               0               0          10,517               0
                                       ============    ============    ============    ============    ============    ============

*Class IV of the Tennessee Tax-Free Portfolio commenced operations on August 3, 1999.


--------------------------------------------------------------------------    43

-------------------------------------------------------------------------------
FIRST FUNDS SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        U.S. TREASURY MONEY MARKET PORTFOLIO    U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                        ------------------------------------------------------------------------------
                                        For the Six Months      For the Year      For the Six Months    For the Year
                                        Ended December 31,     Ended June 30,     Ended December 31,    Ended June 30,
                                         1999 (Unaudited)           1999           1999 (Unaudited)         1999
                                        ------------------     --------------     ------------------   ---------------
Shares/Dollars issued and redeemed:
        Class I:
          Issued                           $  19,853,818       $  18,590,020       $  68,400,217       $ 114,177,832
          Distributions reinvested                   721               1,131                  10                  13
          Redeemed                           (18,798,396)        (30,598,349)        (53,412,167)       (108,353,060)
                                           -------------       -------------       -------------       -------------
     Net increase (decrease)               $   1,056,143       $ (12,007,198)      $  14,988,060       $   5,824,785
                                           =============       =============       =============       =============
        Class III:
          Issued                           $  12,190,867       $ 139,906,932       $  49,146,296       $  34,798,328
          Distributions reinvested                62,376             477,442              91,228             114,502
          Redeemed                           (15,013,294)       (178,012,590)        (46,784,056)        (35,752,232)
                                           -------------       -------------       -------------       -------------
     Net increase (decrease)               $  (2,760,051)      $ (37,628,216)      $   2,453,468       $    (839,402)
                                           =============       =============       =============       =============
        Class IV:*
          Issued                           $     496,705                   0                   0                   0
          Distributions reinvested                     0                   0                   0                   0
          Redeemed                              (496,605)                  0                   0                   0
                                           -------------       -------------       -------------       -------------
     Net increase                          $         100                   0                   0                   0
                                           =============       =============       =============       =============


                                          MUNICIPAL MONEY MARKET PORTFOLIO             CASH RESERVE PORTFOLIO
                                       ---------------------------------------------------------------------------
                                       For the Six Months     For the Year      For the Six Months  For the Year
                                       Ended December 31,    Ended June 30,     Ended December 31,  Ended June 30,
                                        1999 (Unaudited)          1999          1999 (Unaudited)         1999
                                       ------------------    --------------     ------------------  --------------
Shares/Dollars issued and redeemed:
      Class I:
        Issued                          $  39,199,737       $  84,302,797          $  28,384,541    $  47,673,460
        Distributions reinvested                   15                  23                      3                1
        Redeemed                          (44,506,220)        (64,144,557)           (23,695,232)     (58,566,116)
                                        -------------       -------------          -------------    -------------
    Net increase (decrease)             $  (5,306,468)      $  20,158,263          $   4,689,312    $ (10,892,655)
                                        =============       =============          =============    =============
      Class III:
        Issued                          $   6,759,487       $  23,170,849          $  66,490,323    $ 139,985,723
        Distributions reinvested               77,272             111,051              1,735,268        2,753,795
        Redeemed                           (6,322,000)        (21,878,428)           (49,903,100)    (138,023,657)
                                        -------------       -------------          -------------    -------------
    Net increase                        $     514,759       $   1,403,472          $  18,322,491    $   4,715,861
                                        =============       =============          =============    =============


* Class IV of the U.S. Treasury Money Market Portfolio commenced operations on December 2, 1999.


3.  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS

For managing its investment and business affairs, the Growth & Income Portfolio, Bond Portfolio, Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio each pay First Tennessee Bank National Association ("First Tennessee"), a monthly management fee at the annual rate of .65%, .55%, .50% and .50% respectively, of its average net assets. For managing its investment and business affairs, each of the Money Market Portfolios pays First Tennessee its pro-rated portion of a monthly management fee at the annual rate of .25% of aggregate average monthly net assets of all Money Market Portfolios of the Trust managed by First Tennessee through $1 billion, and .22% on amounts greater than $1 billion. Under the Investment Advisory and Management Agreement, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to it and to each Portfolio.

First Tennessee and Investment Advisers, Inc. ("IAI") serve as co-advisers of the Capital Appreciation Portfolio pursuant to the authority granted to them under their respective Co-Advisory Agreements with the Portfolio. The Capital Appreciation Portfolio is obligated to pay First Tennessee monthly management fees at the annual rate of .15% of its average net assets. The Capital Appreciation Portfolio is obligated to pay IAI monthly management fees at the annual rate of .70% for the first $50 million of the Portfolio's average net assets and .65% on average net assets of the Portfolio in excess of $50 million.

44    --------------------------------------------------------------------------
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FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS (CONTINUED)

For the Growth & Income and Bond Portfolios, Highland Capital Management Corp. ("Highland") serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Highland is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Highland is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .38% of Growth & Income Portfolio's average net assets and .33% of Bond Portfolio's average net assets.

For the Intermediate Bond and Tennessee Tax-Free Portfolios, Martin & Company, Inc. ("Martin") serves as sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Martin is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Martin is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .30% of each Portfolio's average net assets.

For the Money Market Portfolios, BlackRock Institutional Management Corporation ("BlackRock") (formerly PNC Institutional Management Corporation) serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. BlackRock is a wholly-owned subsidiary of PNCBank National Association. BlackRock is paid by First Tennessee a monthly sub-advisory fee at the annual rate of .08% of each Portfolio's average net assets through $500 million, .06% of the next $500 million, and .05% of net assets greater than $1 billion.

4. ADMINISTRATOR, CO-ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc. serves as Administrator and Distributor for the Trust under separate Administration and General Distribution Agreements. ALPS' duties include distribution services, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to receive administration fees from each of the Money Market Portfolios at the annual rate of .075% of average net assets and, from the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios, at the annual rate of .15% of average net assets.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive co-administration fees from each Portfolio at the annual rate of .05% of average net assets.

The Trustees have adopted a Distribution Plan on behalf of Class III of each Portfolio and Class IV of the Growth & Income, Capital Appreciation, Tennessee Tax-Free and U.S. Treasury Money Market Portfolios, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each Class III Distribution Plan provides for payment of a fee to ALPS at the annual rate of up to .75% of the average net assets of Class III of the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios, and .25% of the average net assets of Class III of each of the Money Market Portfolios. Each Class IV Distribution Plan provides for payment of a fee to ALPS at the annual rate of up to 1.00% of the average net assets of Class IV of the Growth & Income and Capital Appreciation Portfolios, .70% of the average net assets of Class IV of the Tennessee Tax-Free Portfolio and .65% of the average net assets of Class IV of the U.S. Treasury Money Market Portfolio. The Trustees have also adopted Shareholder Servicing Plans on behalf of Class II and III of the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios under which broker/dealers, advisers or other financial institutions are paid at the annual rate of up to .25% of each class' average net assets for shareholder services and account maintenance.

5. WAIVER OF FEES

Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios:
For the six months ended December 31, 1999, First Tennessee voluntarily agreed to waive its management fee for the Growth & Income, Capital Appreciation, Bond and Intermediate Bond Portfolios to .50%, .00%, .15% and .00% of average net assets, respectively. Pursuant to the voluntary waiver agreement, for the six months ended December 31, 1999, First Tennessee waived management fees of $732,636, $27,072, $468,030 and $559,609 for the Growth & Income, Capital
Appreciation, Bond and Intermediate Bond Portfolios, respectively.

For the six months ended December 31, 1999, the 12b-1 fee charged by Class III of the Bond and Intermediate Bond Portfolios was waived to .50% of average net assets. Pursuant to this waiver, 12b-1 fees were waived in the amount of $3,231 and $1,314 for the Bond and Intermediate Bond Portfolios, respectively.

Tennessee Tax-Free Portfolio:
Since the Portfolio's inception, First Tennessee, as Investment Adviser, has voluntarily agreed to waive its entire management fee.

For the six months ended December 31, 1999, the 12b-1 fee charged by Class III of the Tennessee Tax-Free Portfolio was waived to .50% of average net assets.


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FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. WAIVER OF FEES (CONTINUED)

For the period July 1, 1999 through August 31, 1999, ALPS agreed to voluntarily reimburse Class III of the Tennessee Tax-Free Portfolio for .10% of the .50% 12b-1 fee charged by that class. After August 31, 1999, ALPS eliminated its voluntary reimbursement of the 12b-1 fee charged by Class III of the Tennessee Tax-Free Portfolio.

Pursuant to the voluntary waiver and reimbursement agreements, for the six months ended December 31, 1999, fees were waived and reimbursed for the Tennessee Tax-Free Portfolio as follows:

                  Management fees waived            $ 531,862
                  Reimbursement by administrator    $   2,860
                  12b-1 fees waived                 $  19,428

Money Market Portfolios:
For the six months ended December 31, 1999, First Tennessee voluntarily agreed to waive its management and co-administration fees for the U.S. Treasury Money Market Portfolio to .08% and .00% of average net assets, respectively. Additionally, for the six months ended December 31, 1999, ALPS agreed to waive its entire administration fee for the U.S. Treasury Money Market Portfolio.

For the six months ended December 31, 1999, First Tennessee voluntarily agreed to waive a portion of its management and co-administration fees payable by the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios to .10% and .025% of average net assets, respectively.

For the six months ended December 31, 1999, the expense waivers were as follows:

                              Management Fee    Co-Administration Fee      Administration Fee
                              --------------    ---------------------      ------------------
U.S. Treasury Money Market       $10,469             $ 3,121                    $ 4,682
U.S. Government Money Market     $72,526             $12,115                    $     0
Municipal Money Market           $40,706             $ 6,761                    $     0
Cash Reserve                     $76,634             $12,913                    $     0

For the period ended December 31, 1999, the 12b-1 fee charged by Class IV of the U.S. Treasury Money Market Portfolio was waived to 0.60% of average net assets. Pursuant to this waiver, 12b-1 fees were waived in the amount of $5.

6. CONVERSION OF COMMON TRUST FUNDS AND COLLECTIVE INVESTMENT POOLS

On March 2, 1998, the Growth & Income Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Stock - Total Return Fund, the Common Stock - Stable Value Fund and the Common Trust Fund 1 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.

                  Shares issued                     11,062,850
                  Net assets acquired            $ 227,230,934
                  Net asset value                $       20.54
                  Unrealized appreciation        $  83,270,056

On March 2, 1998, the Growth & Income Portfolio issued shares in a taxable conversion to acquire the net assets of the Pooled Equity Fund and the Common Trust Fund 3 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired and net asset value per share. Because the conversion was taxable, no unrealized appreciation was acquired.

                  Shares issued                      5,341,465
                  Net assets acquired            $ 109,713,703
                  Net asset value                $       20.54

On March 2, 1998, the Bond Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Fixed Income - Total Return Fund of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.

                  Shares issued                      4,782,121
                  Net assets acquired             $ 48,681,990
                  Net asset value                 $      10.18
                  Unrealized appreciation         $  2,173,653

On March 2, 1998, the Intermediate Bond Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Fixed Income - Stable Value Fund, the Pooled Intermediate Bond Fund, the Common Trust Fund 2 and the Common Trust Fund 4 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.


46    --------------------------------------------------------------------------

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FIRST FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. CONVERSION OF COMMON TRUST FUNDS AND COLLECTIVE INVESTMENT POOLS (CONTINUED)


                  Shares issued                     18,490,489
                  Net assets acquired            $ 184,904,888
                  Net asset value                $       10.00
                  Unrealized appreciation        $   1,914,289

On March 2, 1998, the Tennessee Tax-Free Portfolio issued shares in a tax-free conversion to acquire the net assets of the Common Tax-Exempt - Total Return Fund, the Common Tax-Exempt - Stable Value Fund and the Common Trust Fund 5 of First Tennessee Bank. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired.

                  Shares issued                     14,429,355
                  Net assets acquired            $ 148,766,645
                  Net asset value                $       10.31
                  Unrealized appreciation        $   5,930,274

7. OTHER

As of December 31, 1999, one shareholder (a related party) owned 13% of the Growth & Income Portfolio, 84% of the Capital Appreciation Portfolio and 40% of the Bond Portfolio. Additionally, as of December 31, 1999, one shareholder owned 16% of the U.S. Treasury Money Market Portfolio, 12% of the U.S. Government Money Market Portfolio and 53% of the Cash Reserve Portfolio.

The Trustees of the Trust receive an annual Trustees fee of $6,000 and an additional fee for each Trustees' meeting attended.

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



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

                               [FIRST FUNDS LOGO]        370 Seventeenth Street
                                                         Suite 3100
                                                         Denver, Colorado 80202
                                                         1-800-442-1941
                                                         www.firstfunds.com

INVESTMENT ADVISER - All Porfolios except              TRANSFER AND SHAREHOLDER SERVICING
Capital Appreciation Portfolio                         AGENT

First Tennessee Bank National Association              Boston Financial Data Services
    Memphis, Tennessee                                    Boston, Massachusetts

CO-INVESTMENT ADVISERS - Capital Appreciation          CUSTODIAN
Portfolio
                                                       State Street Bank & Trust Company
First Tennessee Bank National Association                 Boston, Massachusetts
    Memphis, Tennessee
                                                       OFFICERS
Investment Advisers, Inc.
    Minneapolis, Minnesota                             Richard C. Rantzow, President
                                                       Russell Burk, Secretary
SUB-ADVISER - Money Market Portfolios                  Jeremy May, Treasurer

BlackRock Institutional Management Corporation         TRUSTEES
    Wilmington, Delaware
                                                       Thomas M. Batchelor
SUB-ADVISER - Growth & Income and Bond                 John A. DeCell
Portfolios                                             L.R. Jalenak, Jr.
                                                       George P. Lewis
Highland Capital Management Corporation                Larry W. Papasan
    Memphis, Tennessee                                 Richard C. Rantzow

SUB-ADVISER - Intermediate Bond and Tennessee
Tax-free Portfolios

Martin & Company, Inc.
    Knoxville, Tennessee

ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc.
    Denver, Colorado                                   This report has been prepared for First Funds
                                                       shareholders and may be distributed to others
CO-ADMINISTRATOR                                       only if preceded or accompanied by a prospectus.

First Tennessee Bank National Association
    Memphis, Tennessee

NOT FDIC INSURED    [FIRST TENNESSEE LOGO]     [ALPS MUTUAL FUNDS SERVICES LOGO]